UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08030

Name of Registrant: Royce Micro-Cap Trust, Inc.

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service: John E. Denneen, Esq. 745 Fifth Avenue New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31, 2019

Date of reporting period: January 1, 2019 – June 30, 2019

Item 1. Reports to Shareholders.

JUNE 30, 2019

2019 Semiannual
Review and Report to Stockholders

Royce Global Value Trust

Royce Micro-Cap Trust

Royce Value Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.roycefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor with the Funds, by calling 1-800-841-1180. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-841-1180 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with our fund complex if you invest directly with the Funds.

roycefunds.com

A Few Words on Closed-End Funds

Royce & Associates, LP manages three closed-end funds: Royce Global Value Trust, which invests primarily in companies with headquarters outside of the United States; Royce Micro-Cap Trust, which invests primarily in micro-cap securities; and Royce Value Trust, which invests primarily in small-cap securities. A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

A Closed-End Fund Can Offer Several Distinct Advantages	Why Dividend Reinvestment Is Important
•
A closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, so it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions.

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 55 and 56. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 57 or visit our website at www.roycefunds.com.

Managed Distribution Policy
The Board of Directors of each of Royce Micro-Cap Trust and Royce Value Trust has authorized a managed distribution policy (“MDP”). Under the MDP, Royce Micro-Cap Trust and Royce Value Trust pay quarterly distributions at an annual rate of 7% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of these annualized rates or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by a fund’s MDP. You should not draw any conclusions about a fund’s investment performance from the amount of distributions or from the terms of a fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

•
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times can be effective for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•
A closed-end fund may invest in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is potentially beneficial for Royce-managed closed-end funds, with significant investments in small- and micro-cap securities.

• The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.
• Royce Micro-Cap Trust and Royce Value Trust distribute capital gains, if any, on a quarterly basis. Each of these Funds has adopted a quarterly distribution policy for its common stock.
We believe that the closed-end fund structure can be an appropriate investment for a long-term investor who understands the benefits of a more stable pool of capital.

This page is not part of the 2019 Semiannual Report to Stockholders

Table of Contents

Semiannual Review

Letter to Our Shareholders	2

Performance	7

Semiannual Report to Stockholders

Royce Global Value Trust

Managers’ Discussion of Fund Performance	8

Schedule of Investments	10

Other Financial Statements	13

Royce Micro-Cap Trust

Managers’ Discussion of Fund Performance	22

Schedule of Investments	24

Other Financial Statements	29

Royce Value Trust

Manager’s Discussion of Fund Performance	38

Schedule of Investments	40

Other Financial Statements	46

History Since Inception	55

Distribution Reinvestment and Cash Purchase Options	57

Directors and Officers	58

Board Approval of Investment Advisory Agreement	59

Notes to Performance and Other Important Information	61

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Letter to Our Stockholders

LARGE-CAP
SMALL-CAP
Hank Blaustein 2019

LEADERSHIP SHIFT COMING IN THE NEXT STAGE?

A SMOOTH ASCENT AMID HIGH ANXIETY
The first six months of 2019 offered equity investors almost everything they could have hoped for following the high anxiety of a recession scare and the bearish fourth quarter of 2018, when the small-cap Russell 2000 Index fell 20.2%. Stocks immediately showed great resilience, and then some, by roaring back in the first half of the year. A highly welcome double-digit rebound in the first quarter was followed by a seesawing second quarter that saw more motion than progress. This was an understandable pause that gave the market time to digest the prior advance. The upshot was a solid advance rise in the year’s first six months, a period that saw low trading volumes and little volatility, which was mostly confined to a small decline in May. During the first half, the Russell 2000 advanced 17.0%

Equity Indexes Total Returns Year-to-Date through 6/30/19
while its large-cap sibling, the Russell 1000 Index, was even better, up 18.8%. In fact, performance in the first half generally trended higher the further up the market capitalization scale you traveled.
Some questioned the substance of this rally, observing that the same risks that fueled last year’s decline were still with us. The list is long and, by now, familiar. Most of the anxiety continues to circulate around the issue of global growth—or the widely rumored imminent lack of it—and its probable negative impact on corporate profits. There wasn’t much in the way of fresh answers to these concerns at the end of June beyond the admittedly consequential Fed pivot to a more dovish stance (as well as subsequent and similar actions promised from the European Central Bank). Yet, while the Fed’s words and actions went some way to reassuring investors that it was prepared to give the markets a dose of stimulus, the effect on economic growth was pretty much nil. Moreover, the increasing tensions around trade and tariffs remain an issue at this writing. With no resolution forthcoming, many companies were lowering expectations and/or offering a more muted outlook, with predictably negative effects on the stocks of many economically sensitive businesses.

For details on The Royce Funds’ performance in the period, please turn to the Managers’ Discussions that begin on page 8. Past performance is no guarantee of future results.

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LETTER TO OUR STOCKHOLDERS

It’s not surprising, then, that equity investors showed a marked preference for safety in the form of large-cap stocks, or chose to bet on better times further down the road by vacuuming up shares of growth issues regardless of capitalization size. Some additional context is also important: large-caps, growth stocks, and defensive areas (that is, bond proxies) have historically done better in low or declining interest rate environments, an atmosphere that has characterized much of the decade following the Financial Crisis, with its record-low interest rates (and the ‘easy money’ that came with them). With rates still near historic lows, these same stocks have led the market over the last two-plus years. All of this notwithstanding, we believe that the long-term case for small-cap stocks is strong, as we will explain through the course of this letter.

PESSIMISTS, OPTIMISTS—AND US
By periodically inverting the otherwise mostly flat yield curve, the bond market maintained its saturnine insistence that the economy was slowing and potentially, perhaps inevitably, moving toward recession. To be sure, many observers point to the inverted yield curve as iron-clad proof that the current slackening momentum in the pace of growth in the U.S., along with the advanced age of the expansion, is a prelude to a recession. More optimistic voices argue that large-cap stocks spent much of the first half making new all-time highs, that the labor market continues to strengthen, and that the economy continues to expand in spite of a raft of dismal headlines.
Our own cautiously constructive view is rooted not so much in the macro factors that dominate the headlines but in our own research into companies, their industry dynamics, and our conversations with management teams. We do, however, agree with those who think the U.S. economy is not heading toward recession; we see periodic slowdowns and accelerations in the pace of growth as historically typical. As for the yield curve, the market appears to have figured out before the Fed that persistently low inflation exerts a powerful flattening effect on the curve. To make our case, we have taken up arms—or at least data points—against this sea of troubles to argue for the long-term appeal of fundamentally sound small-cap cyclicals. We see good reasons for investors to be optimistic about the prospects for small-cap stocks, specifically those cyclical areas that populate our portfolios.
THE CASE FOR SMALL-CAP LEADERSHIP
Our first argument is in favor of small-cap returning to market leadership. We make it on the grounds of reversion to the mean, one of our longest-held investment principles. Looking at first-half performance, the resilience of small-cap stocks seemed both apropos and encouraging to us given that we continue to see solid fundamentals for many companies, attractively joined with historically average, or below average, valuation levels. However, small-caps lagged large-caps not only in the first half but also for the one-year period ended June 30, 2019, when the Russell 2000 fell 3.3% versus a gain of 10.0% for the large-cap index. This performance divergence has created a historical oddity that can be seen in the spread between small- and large-cap returns. It rarely happens over the course of a 12-month period that small-caps are in the red while large-caps are in the black. In fact, it’s happened less than 7% of the time over the past 20 years—in 16 out of 229 monthly rolling 12-month periods.
What are the implications of this peculiar divergence in performance? In 93% of the following 12-month periods—only 13 of the 14 currently have subsequent periods to measure—small-caps bounced back to outpace large-caps. It’s true that small-caps have historically tended to lag their large-cap siblings when yields are falling—and have often done the same when economic growth is slowing. The resumption of small-cap leadership, then, is contingent on these conditions changing. When rates rise (or simply normalize) and/or the economy reaccelerates, and history strongly suggests that both should, we would expect small-cap to recapture leadership.

What Happened After 12-Month Periods When Large-Caps Rose and Small-Caps Fell? 16 out of 229 Trailing 1-Year Periods from 6/30/99 to 6/30/19

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While no one thinks that stocks are currently bargain priced, it’s also true that the vast and diverse universe of small-cap stocks contains a considerable number of attractive risk/reward opportunities based on the combination of reasonable to attractive valuations (again measured by median EV/EBIT) and profitability.

Small-Cap’s Relative Valuation Is Significantly Below Its Long-Term Average Russell 2000 vs. Russell 1000 Median LTM EV/EBIT[1] (ex. Negative EBIT Companies) from 12/31/01 to 6/30/19

Source: FactSet

     One additional observation on relative performance: From December 31, 1978 through June 30, 2019, the five-year monthly rolling average return was 10.6% for the Russell 2000 and 11.7% for the Russell 1000, while the five-year average annual total returns for the small- and large-cap indexes for the period ended June 30, 2019 were 7.1% and 10.5%, respectively. With small-caps well below their long-term average, we expect performance to improve to a greater degree than for large-caps, which finished June much closer to their long-term average.
Our confidence in mean reversion is further grounded in the relative valuation spread between the Russell 2000 and the Russell 1000 at the end of June, which was significantly below its long-term average based on each index’s median last 12-months’ EV/EBIT (enterprise value over earnings before interest and taxes). In fact, small-caps have lagged large-caps for such an extended period of time that they finished June at their cheapest relative to large-caps since 2001.
So while no one thinks that stocks are currently bargain priced, it’s also true that the vast and diverse universe of small-cap stocks contains a considerable number of attractive risk/reward opportunities based on the combination of reasonable to attractive valuations (again measured by median EV/EBIT) and profitability.

THE VALUATION SITUATION
When looking for investment candidates, we typically survey the small-cap market for what looks to us like excess pessimism—which is precisely what we’ve been seeing in certain cyclical areas over the last couple of years. Our practice is to then investigate how much of that negative sentiment is already reflected in the current stock price of a given company. So it was significant that at the end of June, cyclical stocks were selling at a greater discount to the Russell 2000 than they had during the fall of 2008—in the teeth of the Financial Crisis. To us, that is the very definition of excess pessimism.

Small-Cap Cyclical Discount Russell 2000 Relative Median EV/EBIT[1] (Ex Negative EBIT) Cyclical/Russell 2000

Source: FactSet

We suspect that these relatively inexpensive valuations are in large part the result of investors placing undue emphasis on daily macro headlines when trying to understand or anticipate small-cap market movements. (The frequently missed distinction between slower economic growth and a recession is an example of the trouble this can lead to.)

[1]	Enterprise Value/Earnings before interest and taxes.
[2]	Based on the relation between each sector’s average return on equity (ROE) for the five years ended 6/30/19 (excluding companies with negative ROE) and median EV/EBIT (excluding companies with negative earnings).
Cyclical are defined as follows: Communication Services, Consumer Discretionary, Energy, Financials, Industrials, Information Technology, and Materials.

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LETTER TO OUR STOCKHOLDERS

We think that investors often fail to fully appreciate the “reaction function,” the response of businesses, central banks, and governments to slowdowns. While we are by no means macro forecasters, it would not surprise us if the global economy grew a little faster over the next year. If history is any guide, this reacceleration could boost small-cap stocks, which have done well on both an absolute and relative basis, especially versus large-caps, when the ISM Manufacturing Index (a common proxy for economic conditions) is on the rise. As unlikely as it currently seems, additional growth could come from a U.S.-China trade deal that addresses tariffs and stokes even modest growth in China, which would likely spur increased activity in Europe as well.
     Moreover, we expect profitable companies in select cyclical areas to do better regardless of which route the global economy takes in the short term. For example, and in spite of reports of revisions, earnings prospects for the second half of 2019 look solid for many of our small-cap cyclical holdings, especially given the relatively weaker third and fourth quarters of 2018 with which 2019’s two second-half quarters will be compared.
     We often seek to identify opportunities at the intersection of quality and value—that is, companies with average or better profitability and lower-than-average valuations. There were three cyclical sectors that had higher-than-average profitability and lower-than-average valuations at the end of June—Industrials, Consumer Discretionary, and Materials.[2] The relative attractiveness of these and other cyclical areas dovetails nicely with our bottom-up approaches, where the search for fundamentally sound, well-managed companies with solid growth potential has more recently led us overwhelmingly to cyclical businesses.

SMALL-CAP STOCKS AND THE URGE TO MERGE
The appeal of small-cap stocks can also be seen in recent merger & acquisition (M&Amp;A) activity. The number of small-cap M&Amp;A deals in the U.S. hit a 10-year high in June, with 503 transactions announced for the trailing four quarters through the end of that month, according to Bloomberg data. This is the largest number of deals in the asset class since before the Financial Crisis. We anticipate that this trend will continue for a variety of reasons. CEO’s are under relentless pressure to grow profits. If they believe organic growth opportunities are limited, then inorganic paths such as acquisitions begin to make sense. Along similar lines, the CEO of a small-cap company might look more favorably on a buyout offer at a significant stock price premium if he or she sees limited opportunities for their own organic growth. However paradoxical, we can see how a further deceleration in economic growth could lead to an acceleration in M&Amp;Amp;A deals. With their attractive relative valuations, many small-cap companies should continue to be attractive takeover targets. We also think that many better-managed small-cap businesses will continue to be active as acquirers. We meet with many management teams that run companies with strong balance sheets and are eager to find ways to grow. With interest rates so low, many acquisitions are likely to be accretive, which increases their attraction to a potential buyer.

THE NEXT LEG OF THE JOURNEY
Disagreements about the condition of the market and state of the economy have created opportunities for active managers and other discerning stock pickers because there’s so little consensus about what constitutes value or quality. Somewhat counterintuitively, this has made us generally quite comfortable with what we’re holding in each of our strategies.
     Of course, our overall cyclical tilt would not immunize any of our portfolios from a recession. However, the market has provided opportunities to build portfolios that we think are not only inexpensive, but that we think should also provide healthy returns going forward in our most valuation-sensitive strategies. We also expect that many of our high-quality holdings (specifically those in Industrials and Information Technology) could outperform cyclicals in general in the event of a recession thanks to their status as market leaders in global niches as opposed to being one of many players in a highly fragmented commodity business.
Across all of our strategies, we’ve been adding or holding positions in areas such as technology, industrials, and many other areas that we think should do well under present or improved conditions. Equally important, many of these holdings already have valuations that seem

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LETTER TO OUR STOCKHOLDERS

We also see four favorable factors in the current market environment—low inflation, modest valuations, moderate growth, and increased access to capital—that we think support solid-to-strong small-cap performance in the intermediate term regardless of what happens next.

to reflect a high probability of an imminent recession. Any economic news that shows improvement—or simply the absence of worsening conditions—may lift these stocks.
     In framing this promising picture of the long-term possibilities for small-cap cyclicals, we also recognize that the lengthy list of current risks is creating an even higher level of uncertainty than usual. However, having done this for as long as we have—four decades and counting—we are also highly aware that the markets seldom do what’s most expected. Given today’s widespread concerns about slowing growth, increasing trade tensions, and the extended economic cycle, the most surprising outcome—as we’ve suggested—might be a rally catalyzed by improved growth.
When looking forward, we believe it’s appropriate to be humble about our own forecasts and respectful of those that differ from ours. With what seems like ever increasing tariff and trade tensions, there is a plausible negative scenario of slowing Chinese growth that tips languishing European economies into recession and pushes global yields even lower. This would in all likelihood lead to greater instability in global financial markets as well as breeding heightened risk aversion. While we think this outcome is less likely than others, we also believe that investors should remain mindful of the reaction function we mentioned earlier. Additionally, environments that feature increased uncertainty, turbulence, and market volatility often provide opportunities for companies with leading market positions and strong balance sheets to solidify or expand market share. Volatile environments have also been historically favorable for active small-cap managers. We also see four favorable factors in the current market environment—low inflation, modest valuations, moderate growth, and increased access to capital—that we think support solid-to-strong small-cap performance in the intermediate term regardless of current anxieties. These four factors paint an attractive picture in our view, one that small-cap investors might be at risk of missing if they pay more attention to the macro picture than to company fundamentals, where we think the real action is.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	Chief Executive Officer, and	Co-Chief Investment Officer,
Royce & Associates, LP	Co-Chief Investment Officer,	Royce & Associates, LP
Royce & Associates, LP

July 31, 2019

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Performance

NAV Average Annual Total Returns As of June 30, 2019 (%)

										SINCE	INCEPTION
	YTD[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	INCEPTION	DATE

Royce Global Value Trust	19.19	0.88	11.93	4.55	N/A	N/A	N/A	N/A	N/A	5.47	10/17/13

Royce Micro-Cap Trust	13.93	-6.63	11.10	5.09	12.61	7.74	9.98	10.62	N/A	10.43	12/14/93

Royce Value Trust	19.55	-0.49	12.69	6.84	12.90	7.80	9.13	10.23	10.33	10.38	11/26/86

INDEX
MSCI ACWI Small Cap Index	15.01	-2.96	9.99	5.17	11.48	8.44	7.97	7.60	N/A	N/A	N/A

Russell Microcap Index	14.15	-10.39	11.19	5.52	12.54	6.28	N/A	N/A	N/A	N/A	N/A

Russell 2000 Index	16.98	-3.31	12.30	7.06	13.45	8.15	7.77	9.26	9.29	N/A	N/A

1 Not annualized.

Important Performance and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, net of the fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Funds are closed-end registered investment companies whose respective shares of common stock may trade at a discount to the net asset value. Shares of each fund’s common stock are also subject to the market risk of investing in the underlying portfolio securities held by each Fund. Certain immaterial adjustments were made to the net assets of Royce Value Trust at 6/30/18 and Royce Micro-Cap Trust at 6/30/19, for financial reporting purposes, and as a result the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Value, Micro-Cap and Global Value Trust shares of common stock trade on the NYSE. Royce Fund Services, LLC (“RFS”) is a member of FINRA and files certain material with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

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MANAGERS’ DISCUSSION

Royce Global Value Trust (RGT)

Chuck Royce David Nadel

FUND PERFORMANCE
Royce Global Value Trust advanced 19.2% on an NAV (net asset value) basis and 18.8% based on market price for the year-to-date period ended June 30, 2019, outperforming its benchmark, the MSCI ACWI Small Cap Index, which gained 15.0% for the same period. The Fund also outpaced its benchmark on an NAV and market price basis for the one- and three-year periods ended June 30,2019.

WHAT WORKED... AND WHAT DIDN’T
Nine of the fund’s 11 equity sectors finished the first half in the black. The portfolio’s two biggest sectors at the end of June, Industrials and Information Technology, were by far its top positive contributors, followed by Financials. Communication Services was the only sector to detract from results, while Utilities essentially landed flat. Based on country of headquarters, the U.S., Canada, and the U.K. contributed most while comparatively minor detractions came from China, Belgium, and Bermuda.
At the industry level, machinery (Industrials) and capital markets (Financials) were the top positive performers. Machinery company CIRCOR International, which makes valves for fluid control systems, went from being a top detractor for 2018 to the top-contributing position for 2019’s first half. Its shares rose sharply after the company received a takeover offer from a larger industrial company in May. Before the end of June, this company raised its equity offer, and we continue to evaluate the situation. Brazil-based TOTVS provides enterprise resource planning and supply chain management software solutions. It benefited from Brazil’s economic and market recoveries, and analysts showed more confidence in its growth opportunities in FinTech. In addition, TOTVS recently completed a follow-on equity raise that strengthened its seemingly fortress-like balance sheet, providing the company with more-than-ample capital for strategic acquisitions. Kardex is a Swiss intralogistics company that manufactures automated storage and materials handling systems. Its stock began to climb in early March following the report of strong full-year earnings, which helped its shares to recover from a steep price decline in 2018’s fourth quarter.
     Conversely, banks (Financials) and media (Communication Services) detracted most at the industry level, though their impacts were comparably low. The stock of U.K.-based Metro Bank fell earlier in the year after the discovery in the first quarter of a historic accounting error relating to how the bank calculated loan risk. We exited our position in June. Virtu Financial, a market maker and liquidity provider, suffered through a difficult market environment for its business model, which tends to do best when equity trading volumes are rising and volatility levels are moderate to high. This was precisely the opposite of what happened in the first half, which featured both low trading volumes and (aside from May) little volatility. We expect these market conditions to normalize, which should support growing profits for Virtu, the portfolio’s third-largest holding at the end of June. Agricultural equipment supplier Lindsay Corporation faced several challenges, including lower farming incomes that have crimped capital spending and led to ongoing weakness in its core market, excess rainfall and flooding in the Midwest, and tariff and trade war woes. In early July, however, Lindsay noted an uptick in domestic irrigation sales, while recent improvement in key crop prices, such as corn, have improved agricultural sentiment. Additionally, the outlook for international irrigation demand remains favorable.
Relative to the MSCI ACWI Small Cap Index, both our savvy stock selection and sector allocation drove outperformance, with the former making the larger contribution. Industrials was the biggest source of our relative advantage, mostly because of positive stock picking in machinery and trading companies & distributors. Both our larger exposure and, to a lesser degree, stock selection helped in Information Technology, where we saw strong results in electronic equipment instruments & components as well as software. Our stock selection in Energy also fueled relative results. Materials detracted most from relative performance in the first half, driven by ineffective stock picks in the metals & mining and containers & packaging groups. Financials also hampered relative performance, as we saw poor results from stock selection in capital markets as well as from the media group in the Communication Services sector.

Top Contributors to Performance
Year-to-Date Through 6/30/19 (%)[1]

CIRCOR International	0.65

TOTVS	0.62

Kardex	0.54

KBR	0.53

Ashmore Group	0.52

[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/19 (%)[2]

Metro Bank	-0.28

Virtu Financial Cl. A	-0.19

Lindsay Corporation	-0.16

TravelSky Technology	-0.13

EnerSys	-0.13

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We believe that small-cap stocks should benefit as the Fed and other central banks seem set to resume their accommodative positions, which will likely include increasing financial market liquidity. At the end of June, it appeared to us that much recent macroeconomic pessimism was fully reflected in valuations—and markets are very good at surprising most investors. With widespread concerns about slowing growth, increasing trade tensions, and the extended economic cycle, the most surprising outcome might be a rally. We see four favorable factors in the current market environment—low inflation, modest valuations, moderate growth, and increasing liquidity—that together paint an attractive picture for global small-cap investors. With so much attention on negative macro issues, we think investors may be missing this positive picture, especially with regard to profitable cyclical businesses.

8 | 2019 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RGT NAV XRGTX

Performance Average Annual Total Return (%) Through 6/30/19
	JAN-JUN 2019[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (10/17/13)

RGT (NAV)	19.19	0.88	11.93	4.55	5.47

[1] Not annualized

Market Price Performance History Since Inception (10/17/13) Cumulative Performance of Investment[1]
	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (10/17/13)

RGT	0.9%	19.7%	N/A	N/A	N/A	25.5%

[1]	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($8.975 IPO) and reinvested all distributions.
[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 61 for additional information.

Top 10 Positions
% of Net Assets

FLIR Systems	2.4

Kirby Corporation	2.0

Virtu Financial Cl. A	1.2

TGS-NOPEC Geophysical	1.2

KBR	1.2

Computer Modelling Group	1.2

Kardex	1.2

SEI Investments	1.2

Altus Group	1.2

Ashmore Group	1.1

Portfolio Sector Breakdown
% of Net Assets

Industrials	30.2

Information Technology	21.4

Financials	15.8

Materials	8.2

Health Care	7.4

Energy	4.8

Real Estate	2.9

Consumer Discretionary	2.9

Consumer Staples	2.1

Communication Services	0.1

Preferred Stock	0.6

Cash and Cash Equivalents, Net of Outstanding Line of Credit	3.6

Calendar Year Total Returns (%)

YEAR	RGT

2018	-16.1

2017	31.1

2016	11.1

2015	-3.4

2014	-6.2

Portfolio Sector Breakdown[1,2]
% of Net Assets

United States	27.0

Canada	9.8

Japan	9.1

United Kingdom	9.0

Switzerland	6.0

Germany	4.8

Sweden	4.3

Australia	4.2

France	3.0

1 Represents countries that are 3% or more of net assets.
2 Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$130 million

Number of Holdings	181

Turnover Rate	27%

Net Asset Value	$12.42

Market Price	$10.55

Average Market Capitalization[1]	$2,034 million

Weighted Average P/E Ratio[2,3]	22.0x

Weighted Average P/B Ratio[2]	2.8x

Active Share[4]	98%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 6/30/19).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the fund’s year-to-date performance for 2019.

2019 Semiannual Report to Stockholders | 9

Royce Global Value Trust

Schedule of Investments
Common Stocks – 95.8%

	SHARES	VALUE

AUSTRALIA – 4.2%
ALS	55,000	$283,418
Bravura Solutions	350,000	1,194,187
Cochlear	6,500	943,878
Hansen Technologies	470,000	1,296,757
IPH	235,000	1,230,764
Technology One	100,000	553,215

Total (Cost $4,002,075)		5,502,219

AUSTRIA – 0.9%
Mayr-Melnhof Karton	5,500	691,698
†Rhi Magnesita	8,300	509,742

Total (Cost $1,120,030)		1,201,440

BRAZIL – 2.5%
B3-Brasil, Bolsa, Balcao	32,847	320,434
†Estacio Participacoes	54,900	414,615
OdontoPrev	220,000	1,046,160
Tegma Gestao Logistica	30,000	224,612
TOTVS	114,171	1,307,334

Total (Cost $2,295,327)		3,313,155

CANADA – 9.8%
Agnico Eagle Mines [1]	10,000	512,400
Altus Group	62,400	1,528,134
Computer Modelling Group	283,000	1,573,243
E-L Financial	1,300	739,567
†EnWave [2]	94,400	171,564
FirstService Corporation	10,300	987,976
Franco-Nevada [1]	12,700	1,077,976
Genworth MI Canada	13,000	411,378
Major Drilling Group International [2]	209,600	677,032
Morneau Shepell	35,000	790,310
Pan American Silver [1]	31,800	410,538
Parex Resources [2]	26,700	428,366
†Pason Systems	45,000	652,209
Questor Technology [2]	24,400	91,205
Sprott	520,600	1,339,714
Stella-Jones	37,000	1,335,283

Total (Cost $12,885,492)		12,726,895

CHINA – 0.9%
A-Living Services	203,700	344,207
†Minth Group	90,800	244,676
TravelSky Technology	300,000	602,942

Total (Cost $1,067,403)		1,191,825

DENMARK – 0.4%
SimCorp	6,000	580,426

Total (Cost $386,884)		580,426

FRANCE – 3.0%
†Esker	1,000	96,312
Gaztransport Et Technigaz	6,500	651,530
Interparfums	17,600	843,546
Lectra	12,500	320,520
Neurones	32,500	809,331
Robertet	500	363,304
Thermador Groupe	13,500	878,069

Total (Cost $2,756,097)		3,962,612

GERMANY – 4.2%
Amadeus Fire	6,000	817,348
AURELIUS Equity Opportunities	10,800	512,841
Carl Zeiss Meditec	6,500	641,182
CompuGroup Medical	10,000	807,341
MorphoSys [2]	6,000	576,169
Norma Group	21,800	903,303
PATRIZIA	25,300	523,589
STRATEC	10,000	647,010

Total (Cost $4,024,824)		5,428,783

GREECE – 0.3%
Sarantis	32,300	326,515

Total (Cost $282,957)		326,515

HONG KONG – 0.6%
Value Partners Group	1,111,200	741,113

Total (Cost $887,512)		741,113

INDIA – 2.5%
AIA Engineering [2]	30,000	780,558
Bajaj Finance	20,000	1,067,777
Cyient	75,000	587,918
†Muthoot Finance	50,000	467,205
SH Kelkar & Company	200,000	376,662

Total (Cost $3,397,450)		3,280,120

INDONESIA – 0.5%
Selamat Sempurna	5,500,000	593,700

Total (Cost $513,090)		593,700

IRELAND – 0.1%
†Dalata Hotel Group	33,100	177,087

Total (Cost $215,377)		177,087

ISRAEL – 0.4%
Nova Measuring Instruments [1,2]	19,800	506,682

Total (Cost $491,579)		506,682

ITALY – 1.5%
†Avio	18,300	302,146
†Carel Industries	60,000	730,018
DiaSorin	8,000	928,783

Total (Cost $1,369,262)		1,960,947

JAPAN – 9.1%
As One	10,000	830,126
Benefit One	47,500	818,578
Cosel	90,000	959,143
Daifuku	17,500	982,006
eGuarantee	7,600	91,145
EPS Holdings	40,000	620,322
Fujitec	50,000	652,970
†Harmonic Drive Systems	9,500	366,113
Meitec Corporation	20,000	1,025,831
Morningstar Japan KK	100,000	308,863
NSD	35,000	1,011,223
†Pigeon	13,100	526,722
†Prestige International	35,500	526,828
Relo Group	30,000	754,904
†SCSK	8,300	408,014
TKC Corporation	23,000	1,017,577

10 | 2019 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2019 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

JAPAN (continued)
USS	30,000	$590,734
†UT Group	17,100	414,752

Total (Cost $10,063,532)		11,905,851

MEXICO – 0.6%
Becle	200,000	309,684
Bolsa Mexicana de Valores	250,000	471,768

Total (Cost $789,517)		781,452

NETHERLANDS – 2.0%
†Brunel International	27,900	408,619
IMCD	11,000	1,008,153
Intertrust	55,000	1,136,361

Total (Cost $2,267,213)		2,553,133

NEW ZEALAND – 0.6%
Fisher & Paykel Healthcare	70,654	733,815

Total (Cost $382,216)		733,815

NORWAY – 1.6%
NRC Group [2]	69,400	520,676
TGS-NOPEC Geophysical	57,500	1,612,342

Total (Cost $1,650,916)		2,133,018

POLAND – 0.4%
†KRUK	11,700	573,460

Total (Cost $516,151)		573,460

RUSSIA – 0.3%
Globaltrans Investment GDR	42,000	390,600

Total (Cost $413,086)		390,600

SINGAPORE – 0.7%
Midas Holdings [2,3]	400,000	0
XP Power	30,000	841,976

Total (Cost $817,261)		841,976

SOUTH AFRICA – 1.2%
Coronation Fund Managers	70,800	224,690
Hudaco Industries	65,000	559,319
PSG Group	25,000	424,228
Transaction Capital	246,800	349,918

Total (Cost $1,872,157)		1,558,155

SOUTH KOREA – 0.3%
Koh Young Technology	6,100	439,016

Total (Cost $501,576)		439,016

SPAIN – 0.3%
Applus Services	30,000	407,650

Total (Cost $361,708)		407,650

SWEDEN – 4.3%
Addtech Cl. B	12,500	379,598
Bravida Holding	87,500	775,483
Bufab	33,900	389,154
Dometic Group	55,000	550,702
Hexpol	110,000	896,119
Lagercrantz Group	60,000	856,760
Loomis Cl. B	12,500	429,672
†Mycronic	40,600	493,173
OEM International Cl. B	16,500	442,433
Scandi Standard	55,500	382,505

Total (Cost $4,817,384)		5,595,599

SWITZERLAND – 6.0%
Burkhalter Holding	10,000	788,773
†Coltene Holding	3,000	272,280
dormakaba Holding	600	434,849
Forbo Holding	200	353,206
Inficon Holding	1,400	854,026
Kardex	9,000	1,570,990
LEM Holding	600	843,270
Partners Group Holding	1,350	1,060,695
†VAT Group	5,400	665,181
VZ Holding	3,600	986,478

Total (Cost $6,403,586)		7,829,748

THAILAND – 0.1%
Krungthai Card	64,200	90,541

Total (Cost $93,180)		90,541

UKRAINE – 0.2%
MHP GDR	30,000	303,000

Total (Cost $411,612)		303,000

UNITED KINGDOM – 9.0%
Abcam	40,000	748,762
Advanced Medical Solutions Group	70,000	266,689
Ashmore Group	228,300	1,477,191
Clarkson	15,600	497,261
Computacenter	30,000	507,472
Consort Medical	57,500	620,688
Croda International	11,226	729,930
Diploma	35,000	680,947
DiscoverIE Group	65,000	346,696
FDM Group Holdings	75,500	892,654
Ferroglobe (Warranty Insurance Trust) [2,3]	41,100	0
†Johnson Service Group	150,000	283,834
Jupiter Fund Management	36,000	193,159
†Keystone Law Group	13,400	88,490
†Marlowe [2]	50,000	284,469
†Mortgage Advice Bureau Holdings	26,300	198,728
†Next Fifteen Communications Group	21,858	176,544
Polypipe Group	125,000	705,457
Porvair	50,000	369,555
Restore	50,000	253,990
Rotork	90,000	361,859
†RWS Holdings	11,500	94,637
Spirax-Sarco Engineering	9,000	1,049,804
Victrex	25,500	700,783
WANdisco [2]	26,800	153,156

Total (Cost $9,784,998)		11,682,755

UNITED STATES – 27.0%
Air Lease Cl. A [1]	27,060	1,118,660
†Boku [2]	94,800	137,246
Brooks Automation [1]	21,700	840,875
Burford Capital	22,300	438,958
†Cabot Microelectronics	10,300	1,133,824
CIRCOR International [1,2]	21,400	984,400

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Semiannual Report to Stockholders | 11

Royce Global Value Trust	June 30, 2019 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

UNITED STATES (continued)
Cognex Corporation [1]	10,748	$515,689
Coherent [1,2,4]	3,600	490,932
†Colfax Corporation [2]	42,900	1,202,487
Diodes [1,2]	20,500	745,585
FLIR Systems [1,4]	56,700	3,067,470
Helios Technologies [1]	15,139	702,601
Innospec [1]	12,457	1,136,577
Kadant [1]	7,800	708,318
KBR [1,4]	64,600	1,611,124
Kirby Corporation [1,2,4]	32,900	2,599,100
KKR & Co. Cl. A [1]	50,000	1,263,500
Lazard Cl. A	27,400	942,286
Lindsay Corporation [1]	13,700	1,126,277
Littelfuse	4,000	707,640
ManpowerGroup [1]	8,800	850,080
Morningstar	7,200	1,041,408
Nanometrics [1,2,4]	32,000	1,110,720
National Instruments [1]	15,200	638,248
Popular [1]	13,100	710,544
Quaker Chemical [1,4]	6,069	1,231,279
Raven Industries	40,000	1,435,200
†Rudolph Technologies [2]	15,600	431,028
SEACOR Holdings [1,2]	20,200	959,702
SEACOR Marine Holdings [2]	20,309	303,822
SEI Investments [1]	27,600	1,548,360
Standard Motor Products	11,200	507,808
Tennant Company [1]	11,600	709,920
Virtu Financial Cl. A [1]	74,300	1,618,254
†Webster Financial	12,500	597,125

Total (Cost $26,643,542)		35,167,047

URUGUAY – 0.3%
Arcos Dorados Holdings Cl. A [1]	46,800	340,704

Total (Cost $351,426)		340,704

TOTAL COMMON STOCKS

(Cost $103,836,420)		124,821,039

PREFERRED STOCK – 0.6%

GERMANY – 0.6%
FUCHS PETROLUB	18,500	727,437

(Cost $802,646)		727,437

REPURCHASE AGREEMENT – 9.7%
Fixed Income Clearing Corporation, 0.50% dated 6/28/19, due 7/1/19, maturity value
$12,592,525 (collateralized by obligations of various U.S. Government Agencies, 1.75%
due 5/31/22, valued at $12,845,674)

(Cost $12,592,000)		12,592,000

TOTAL INVESTMENTS – 106.1%

(Cost $117,231,066)		138,140,476

LIABILITIES LESS CASH AND OTHER ASSETS – (6.1)%		(7,926,453)

NET ASSETS – 100.0%		$130,214,023

GDR – Global Depository Receipt

†	New additions in 2019.
[1]
All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at June 30, 2019. Total market value of pledged securities at June 30, 2019, was $18,544,768.

[2]	Non-income producing.
[3]
Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[4]	At June 30, 2019, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $6,455,767.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2019, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $117,287,970. At June 30, 2019, net unrealized appreciation for all securities was $20,852,506 consisting of aggregate gross unrealized appreciation of $26,390,273 and aggregate gross unrealized depreciation of $5,537,767. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

12 | 2019 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	June 30, 2019 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$125,548,476

Repurchase agreements (at cost and value)	12,592,000

Cash	130

Foreign currency (cost $21,244)	21,276

Receivable for investments sold	172,454

Receivable for dividends and interest	302,031

Prepaid expenses and other assets	40,017

Total Assets	138,676,384

LIABILITIES:
Revolving credit agreement	8,000,000

Payable for investments purchased	276,420

Payable for investment advisory fee	104,211

Payable for directors’ fees	9,199

Payable for interest expense	22,333

Accrued expenses	50,198

Total Liabilities	8,462,361

Net Assets	$130,214,023

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 10,482,026 shares outstanding (150,000,000 shares authorized)	$118,153,404

Total distributable earnings (loss)	12,060,619

Net Assets (net asset value per share - $12.42)	$130,214,023

Investments at identified cost	$104,639,066

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Semiannual Report to Stockholders | 13

Royce Global Value Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED
	6/30/19
	(UNAUDITED)	YEAR ENDED 12/31/18

INVESTMENT OPERATIONS:
Net investment income (loss)	$609,232	$386,440

Net realized gain (loss) on investments and foreign currency	1,298,056	4,457,193

Net change in unrealized appreciation (depreciation) on investments and foreign currency	19,053,104	(25,870,375)

Net increase (decrease) in net assets from investment operations	20,960,392	(21,026,742)

DISTRIBUTIONS:
Total distributable earnings	–	(418,468)

Total distributions	–	(418,468)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	–	172,659

Total capital stock transactions	–	172,659

Net Increase (Decrease) In Net Assets	20,960,392	(21,272,551)

NET ASSETS:

Beginning of period	109,253,631	130,526,182

End of period	$130,214,023	$109,253,631

14 | 2019 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	Six Months Ended June 30, 2019 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$1,666,017

Foreign withholding tax	(147,760)

Interest	9,950

Rehypothecation income	7,080

Total income	1,535,287

EXPENSES:

Investment advisory fees	611,910

Interest expense	142,672

Custody and transfer agent fees	52,791

Professional fees	29,839

Administrative and office facilities	29,790

Stockholder reports	28,588

Directors’ fees	15,838

Other expenses	14,697

Total expenses	926,125

Compensating balance credits	(70)

Net expenses	926,055

Net investment income (loss)	609,232

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	1,356,444

Foreign currency transactions	(58,388)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments	19,048,577

Other assets and liabilities denominated in foreign currency	4,527

Net realized and unrealized gain (loss) on investments and foreign currency	20,351,160

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$20,960,392

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Semiannual Report to Stockholders | 15

Royce Global Value Trust	Six Months Ended June 30, 2019 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$20,960,392

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:

Purchases of long-term investments	(34,582,081)

Proceeds from sales and maturities of long-term investments	46,031,443

Net purchases, sales and maturities of short-term investments	(11,950,000)

Net (increase) decrease in dividends and interest receivable and other assets	(46,388)

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(3,273)

Net change in unrealized appreciation (depreciation) on investments	(19,048,577)

Net realized gain (loss) on investments	(1,356,444)

Net cash provided by operating activities	5,072

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	–

Reinvestment of distributions	–

Net cash used for financing activities	–

INCREASE (DECREASE) IN CASH:	5,072

Cash and foreign currency at beginning of period	16,334

Cash and foreign currency at end of period	$21,406

Supplemental disclosure of cash flow information:
For the six months ended June 30, 2019, the Fund paid $123,670 in interest expense.

16 | 2019 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Financial Highlights
This table is presented to show selected data for a share outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS ENDED	YEARS ENDED

	6/30/19
	(UNAUDITED)	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Net Asset Value, Beginning of Period	$10.42	$12.48	$9.62	$8.81	$9.25	$10.05

INVESTMENT OPERATIONS:
Net investment income (loss)	0.06	0.04	0.02	0.06	0.10	0.13

Net realized and unrealized gain (loss) on investments and foreign currency	1.94	(2.06)	2.96	0.90	(0.43)	(0.77)

Net increase (decrease) in net assets from investment operations	2.00	(2.02)	2.98	0.96	(0.33)	(0.64)

DISTRIBUTIONS:
Net investment income	–	(0.04)	(0.11)	(0.14)	(0.10)	(0.15)

Net realized gain on investments and foreign currency	–	–	–	–	–	–

Total distributions	–	(0.04)	(0.11)	(0.14)	(0.10)	(0.15)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	–	(0.00)	(0.01)	(0.01)	(0.01)	(0.01)

Total capital stock transactions	–	(0.00)	(0.01)	(0.01)	(0.01)	(0.01)

Net Asset Value, End of Period	$12.42	$10.42	$12.48	$9.62	$8.81	$9.25

Market Value, End of Period	$10.55	$8.88	$10.81	$8.04	$7.45	$8.04

TOTAL RETURN:[1]
Net Asset Value	19.19%[2]	(16.11)%	31.07%	11.12%	(3.44)%	(6.23)%

Market Value	18.84%[2]	(17.50)%	35.96%	9.77%	(6.06)%	(7.86)%

RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense	1.00%[3]	1.25%	1.25%	1.25%	1.25%	1.25%

Other operating expenses	0.51%[3]	0.49%	0.42%	0.46%	0.43%	0.24%

Total expenses (net)	1.51%[3]	1.74%	1.67%	1.71%	1.68%	1.49%

Expenses excluding interest expense	1.28%[3]	1.53%	1.52%	1.57%	1.58%	1.49%

Expenses prior to balance credits	1.51%[3]	1.74%	1.67%	1.71%	1.68%	1.49%

Net investment income (loss)	1.00%[3]	0.30%	0.21%	0.69%	1.03%	1.30%

SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$130,214	$109,254	$130,526	$100,228	$91,174	$95,285

Portfolio Turnover Rate	27%	57%	34%	59%	65%	43%

REVOLVING CREDIT AGREEMENT:
Asset coverage	1728%	1466%	1732%	1353%	1240%

Asset coverage per $1,000	17,277	14,657	17,316	13,528	12,397

[1]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[2]	Not annualized
[3]	Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Semiannual Report to Stockholders | 17

Royce Global Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies
Royce Global Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq's Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2019. For a detailed breakout of common stocks by country, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$124,821,039	$–	$0	$124,821,039

Preferred Stocks	727,437	–	–	727,437

Repurchase Agreement	–	12,592,000	–	12,592,000

Level 3 Reconciliation:

	BALANCE AS OF 12/31/18	PURCHASES	SALES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 6/30/19

Common Stocks	$ 42,261	$ –	$ –	$ –	$ (42,261)	$ 0

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

18 | 2019 Semiannual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (unaudited) (continued)

REPURCHASE AGREEMENTS:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at June 30, 2019 is overnight and continuous.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

DISTRIBUTIONS AND TAXES:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:
The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees.

COMPENSATING BALANCE CREDITS:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian's fee is paid indirectly by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 20,315 shares of Common Stock as reinvestment of distributions for the year ended December 31, 2018.

2019 Semiannual Report to Stockholders | 19

Royce Global Value Trust

Notes to Financial Statements (unaudited) (continued)

Borrowings:
The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 179-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding or as otherwise required by applicable regulatory standards and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

As of June 30, 2019, the Fund has outstanding borrowings of $8,000,000. During the six months ended June 30, 2019, the Fund borrowed an average daily balance of $8,000,000 at a weighted average borrowing cost of 3.55%. The maximum amount outstanding during the six months ended June 30, 2019, was $8,000,000. As of June 30, 2019, the aggregate value of rehypothecated securities was $6,455,767. During the six months ended June 30, 2019, the Fund earned $7,080 in fees from rehypothecated securities.

Investment Advisory Agreement:
The investment advisory agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.00% of the Fund’s average daily net assets. For the six months ended June 30, 2019, the Fund expensed Royce investment advisory fees totaling $611,910.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2019, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $34,572,078 and $44,422,586, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of her review to the Board of Directors. Cross trades for the six months ended June 30, 2019, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)

$ –	$699,687	$55,743

Subsequent Events:
Subsequent events have been evaluated through the date the financial statements were issued.

20 | 2019 Semiannual Report to Stockholders

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2019 Semiannual Report to Stockholders | 21

MANAGERS’ DISCUSSION
Royce Micro-Cap Trust (RMT)

Chuck Royce Brendan Hartmann, Chris Flynn, Jim Stoeffel

FUND PERFORMANCE
For the year-to-date period ended June 30, 2019, Royce Micro-Cap Trust advanced 13.9% on an NAV (net asset value basis) and 15.5% based on market price compared to respective gains of 14.1% and 17.0% for RMT’s unleveraged benchmarks, the Russell Microcap and Russell 2000 Indexes, for the same period. The Fund also outpaced the Russell Microcap on an NAV and market price basis for the one-, 10-, and 15-year periods ended June 30, 2019 (while beating the micro-cap index on a market price basis for the three-year period as well). As results for both the Fund and its two benchmarks show, first-half results trended lower the further down the capitalization range you traveled.

WHAT WORKED... AND WHAT DIDN’T
Nine of RMT’s 11 equity sectors contributed to first-half results, with only Communication Services and Consumer Staples, two of its lowest weightings, detracting. Its largest—Industrials—made the biggest contribution to performance and led by a substantial margin, followed by Information Technology, Health Care, and Financials. The portfolio’s seven top-contributing industry groups came from six different sectors, with machinery (Industrials) having the largest positive impact, followed by semiconductors & semiconductor equipment (Information Technology) and capital markets (Financials). We were very pleased to see strong results from these and many other cyclical areas in the first half. Detractors had a much lower comparative effect. The largest negative impacts came from media, interactive media & services, and entertainment (all in Communication Services).
    The Fund’s top contributor came from the machinery group as the stock of CIRCOR International, which makes precision valves, rose sharply after it received a takeover offer from a larger industrial company in May. Before the end of June, this company raised its equity offer, and we continue to evaluate the situation. Solium Capital, which provides cloud-based services for global equity administration, financial reporting, and compliance, first saw its stock rise in February on news that Morgan Stanley would acquire it before it then reported robust revenues and earnings for the fourth quarter and full year ended December 31, 2018. We began to sell our stake on news of the acquisition. Quanterix Corporation, a medical technology provider that offers ultra-high sensitivity immunoassay platforms used in testing protein biomarkers. Its shares benefited as the company’s leading edge technology drove significant growth in critical life sciences research applications in areas such as neurology, oncology, and cardiology, among others. It was a top-20 position at the end of June.
    The biggest detractor at the position level was comScore, a technology and data analytics company that measures consumer media consumption across platforms, including websites, TV, and movies. The firm has faced accounting issues, which led to a major shakeup in upper management that was followed by a second. A long-term turnaround candidate, we are hopeful that its very strong niche in cross-platform media consumption measurement can lead it to recover. We added shares in April. Infrastructure and Energy Alternatives is a diversified infrastructure construction company with specialized energy and heavy civil expertise. The firm built and diversified its services with an acquisition in October 2018, but also fell well short of expectations for the fourth quarter and full year because weather-related events caused problems for six of the firm’s nine major wind projects that were being built. Thinking that the company could rebound, we held our shares at the end of June. Child-care referral specialist Care.com saw its shares begin to fall in March when an investigation revealed that several day-care centers listed by the company were not actually licensed. The fallout led to the firm’s CFO resigning in June. After adding shares in January, we held our position to see how the company would go about rebuilding trust with its customers.
The Fund’s first-half relative underperformance versus the Russell 2000 came mostly from stock selection, though sector allocation also played a role. In addition, micro-cap stocks lagged small-caps in general during the first half. Communication Services was by far the biggest source of underperformance, almost entirely due to ineffective stock picking in the media group. Poor stock selection in Consumer Discretionary also hurt, as nine of its 11 industry groups detracted from first-half results. Conversely, effective stock selection in the insurance group helped to drive outperformance in Financials, where our lower exposure was a positive, while in Energy, stock picks in the sector’s oil, gas & consumable fuels group boosted relative returns.

Top Contributors to Performance Year-to-Date Through 6/30/19 (%)[1]

CIRCOR International	1.03

Solium Capital Inc.	0.51

Quanterix Corporation	0.49

National Research	0.45

Zealand Pharma	0.43

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/19 (%)[2]

comScore	-0.65

Infrastructure and Energy Alternatives	-0.41

Care.com	-0.38

Zafgen	-0.33

Stamps.com	-0.30

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Markets are very good at surprising most investors. Today, with widespread concerns about slowing growth, increasing trade tensions, and the extended economic cycle, the most surprising outcome might be a rally. We see four favorable factors in the current market environment—low inflation, modest valuations, moderate growth, and increasing liquidity. When taken together, we see these factors as painting an attractive picture for small-cap investors. With so much attention on negative macro issues, we think investors may be missing this positive picture, especially with regard to profitable cyclical businesses.

22 | 2019 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RMT NAV XOTCX

Performance
Average Annual Total Return (%) Through 6/30/19
	JAN-JUN 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/14/93)

RMT (NAV)	13.93	-6.63	11.10	5.09	12.61	7.74	9.98	10.62	10.43

[1] Not Annualized

Market Price Performance History Since Inception (12/14/93)
Cumulative Performance of Investment1
	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)

RMT	-10.1%	25.6%	247.1%	179.3%	621.0%	981.2%

[1]
Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($7.50 IPO), reinvested all distributions and fully participated in the primary subscription of the Fund's 1994 rights offering.

[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 61 for additional information.

Top 10 Positions
% of Net Assets

Mesa Laboratories	3.3

PAR Technology	1.4

Atrion Corporation	1.4

National Research	1.3

Surmodics	1.3

Heritage-Crystal Clean	1.3

Lindblad Expeditions Holdings	1.2

Social Capital Hedosophia Holdings Cl. A	1.2

Sprott	1.2

Kadant	1.2

Portfolio Sector Breakdown
% of Net Assets

Industrials	20.8

Information Technology	17.7

Health Care	16.0

Financials	13.9

Consumer Discretionary	11.6

Energy	8.1

Materials	6.6

Communication Services	2.9

Real Estate	2.4

Consumer Staples	2.1

Utilities	0.6

Preferred Stock	0.5

Outstanding Line of Credit, Net of Cash and Cash Equivalents	-3.2

Calendar Year Total Returns (%)

YEAR	RMT

2018	-11.6

2017	17.7

2016	22.0

2015	-11.7

2014	3.5

2013	44.5

2012	17.3

2011	-7.7

2010	28.5

2009	46.5

2008	-45.5

2007	0.6

2006	22.5

2005	6.8

2004	18.7

Portfolio Diagnostics

Fund Net Assets	$385 million

Number of Holdings	329

Turnover Rate	6%

Net Asset Value	$9.32

Market Price	$8.22

Net Leverage[1]	3.2%

Average Market Capitalization[2]	$481 million

Weighted Average P/B Ratio[3]	1.9x

Active Share[4]	95%

U.S. Investments (% of Net Assets)	81.9%

Non-U.S. Investments (% of Net Assets)	21.3%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/14 and 6/30/19 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019.

2019 Semiannual Report to Stockholders | 23

Royce Micro-Cap Trust

Schedule of Investments
Common Stocks – 102.7%
	SHARES	VALUE

COMMUNICATION SERVICES – 2.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
ORBCOMM [1]	87,100	$631,475

ENTERTAINMENT - 0.8%
Chicken Soup For The Soul
Entertainment Cl. A	314,500	2,358,750
Gaia Cl. A [1,2]	100,000	758,000

		3,116,750

INTERACTIVE MEDIA & SERVICES - 1.3%
Care.com [1,2]	186,787	2,050,922
QuinStreet [1]	196,400	3,112,940

		5,163,862

MEDIA - 0.6%
comScore [1]	297,195	1,533,526
New Media Investment Group	66,200	624,928

		2,158,454

Total (Cost $12,958,686)		11,070,541

CONSUMER DISCRETIONARY – 11.6%
AUTO COMPONENTS - 2.0%
Fox Factory Holding [1]	5,300	437,303
Motorcar Parts of America [1]	54,800	1,173,268
Sebang Global Battery	50,500	1,869,723
Standard Motor Products	50,860	2,305,992
Stoneridge [1,2]	57,000	1,798,350
Unique Fabricating [1]	12,200	33,062

		7,617,698

DISTRIBUTORS - 0.3%
Uni-Select	16,300	154,592
Weyco Group [2]	36,300	969,573

		1,124,165

DIVERSIFIED CONSUMER SERVICES - 1.3%
Aspen Group [1]	141,520	537,776
Collectors Universe [2]	108,200	2,308,988
Liberty Tax Cl. A3	142,900	1,293,245
Universal Technical Institute [1]	270,000	926,100

		5,066,109

HOTELS, RESTAURANTS & LEISURE - 2.6%
Century Casinos [1]	222,500	2,158,250
Inspired Entertainment [1]	50,000	422,000
Lindblad Expeditions Holdings [1]	254,000	4,559,300
Red Lion Hotels [1]	375,071	2,666,755

		9,806,305

HOUSEHOLD DURABLES - 0.8%
Cavco Industries [1,2]	8,600	1,354,844
Flexsteel Industries [2]	16,100	274,666
Lifetime Brands [2]	119,294	1,128,521
Universal Electronics [1]	6,100	250,222
ZAGG [1]	9,900	68,904

		3,077,157

INTERNET & DIRECT MARKETING RETAIL - 1.1%
FTD Companies [1,3]	67,200	2,352
Leaf Group [1]	64,500	477,945
Real Matters [1]	255,000	1,333,855
Rubicon Project (The) [1]	240,000	1,526,400
Stamps.com [1]	11,700	529,659
Yatra Online [1]	105,000	392,700

		4,262,911

LEISURE PRODUCTS - 0.7%
Clarus Corporation	174,926	2,525,931
MasterCraft Boat Holdings [1]	8,200	160,638

		2,686,569

SPECIALTY RETAIL - 1.5%
AutoCanada	440,000	3,857,203
Barnes & Noble Education [1]	80,000	268,800
Destination Maternity [1]	212,000	279,840
Destination XL Group [1]	50,000	88,000
Haverty Furniture [2]	37,300	635,219
Lazydays Holdings [1]	30,000	150,000
MarineMax [1]	8,800	144,672
Shoe Carnival [2]	17,016	469,642
Stage Stores [1,2]	15,000	11,550

		5,904,926

TEXTILES, APPAREL & LUXURY GOODS - 1.3%
Crown Crafts	112,159	527,147
Culp [2]	32,900	625,100
J.G. Boswell Company [3]	2,490	1,491,510
YGM Trading	2,564,600	2,413,023

		5,056,780

Total (Cost $51,417,853)		44,602,620

CONSUMER STAPLES – 2.1%
BEVERAGES - 0.2%
Crimson Wine Group [1,3]	58,124	464,992
Primo Water [1]	40,400	496,920

		961,912

FOOD PRODUCTS - 1.8%
Farmer Bros. [1,2,4]	62,600	1,024,762
John B. Sanfilippo & Son [2,4]	17,800	1,418,482
Landec Corporation [1,2,4]	75,610	708,466
RiceBran Technologies [1]	50,000	145,500
Seneca Foods Cl. A [1,2]	81,087	2,256,651
Seneca Foods Cl. B [1]	40,400	1,100,496
SunOpta [1]	50,000	164,500

		6,818,857

HOUSEHOLD PRODUCTS - 0.1%
Central Garden & Pet [1]	12,000	323,400

Total (Cost $6,337,700)		8,104,169

ENERGY – 8.1%
ENERGY EQUIPMENT & SERVICES - 4.3%
Aspen Aerogels [1]	94,985	677,243
CARBO Ceramics [1,2,4]	169,038	228,201
CES Energy Solutions	25,000	46,199
Computer Modelling Group	639,775	3,556,613
Dawson Geophysical [1]	77,336	193,340
Era Group [1,2]	383,700	3,200,058
Forum Energy Technologies [1]	50,000	171,000
Geospace Technologies [1,2]	9,500	143,545
Hornbeck Offshore Services [1,2]	460,000	575,000
Independence Contract Drilling [1]	134,400	212,352
Mammoth Energy Services	8,000	55,040
Matrix Service [1,2,4]	28,700	581,462
Nabors Industries	34,000	98,600
Newpark Resources [1]	68,200	506,044
North American Construction Group	50,000	540,000
Pioneer Energy Services [1,2]	57,500	14,542
Profire Energy [1]	175,000	264,250

24 | 2019 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2019 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

ENERGY (continued)
ENERGY EQUIPMENT & SERVICES (continued)
SEACOR Marine Holdings [1,2]	216,957	$3,245,677
TerraVest Industries	209,000	2,124,233
Total Energy Services	42,800	269,961

		16,703,360

OIL, GAS & CONSUMABLE FUELS - 3.8%
Ardmore Shipping [1]	161,300	1,314,595
Cross Timbers Royalty Trust	67,631	855,532
Dorchester Minerals L.P.	153,963	2,819,063
Dorian LPG [1]	163,138	1,471,505
GeoPark [1]	86,971	1,612,442
Leucrotta Exploration [1]	214,800	142,703
Navigator Holdings [1]	100,000	936,000
Panhandle Oil and Gas Cl. A	5,500	71,720
Permian Basin Royalty Trust	176,333	1,073,868
Ring Energy [1]	50,000	162,500
Sabine Royalty Trust [2]	59,548	2,868,427
StealthGas [1]	229,664	790,044
Teekay Offshore Partners L.P. [2]	405,877	511,405

		14,629,804

Total (Cost $37,022,848)		31,333,164

FINANCIALS – 13.9%
BANKS - 1.9%
Bank of N.T. Butterfield & Son	39,410	1,338,364
Bryn Mawr Bank	25,000	933,000
Caribbean Investment Holdings [1]	735,635	149,475
Chemung Financial	31,000	1,498,540
Fauquier Bankshares [2]	133,200	2,838,492
Live Oak Bancshares [2]	30,900	529,935
Midway Investments[1,5]	735,647	0

		7,287,806

CAPITAL MARKETS - 8.4%
ASA Gold and Precious Metals	171,150	1,957,956
Ashford [1]	10,000	317,900
B. Riley Financial	30,600	638,316
Bolsa Mexicana de Valores	1,068,000	2,015,394
Canaccord Genuity Group	203,300	931,465
Donnelley Financial Solutions [1]	50,000	667,000
Fiera Capital Cl. A	78,000	671,864
GAIN Capital Holdings [2]	25,000	103,250
GMP Capital	292,800	507,545
Great Elm Capital Group [1]	566,700	2,436,810
Hamilton Lane Cl. A [2]	20,300	1,158,318
INTL FCStone [1,2,4]	68,327	2,705,066
JZ Capital Partners [1]	50,000	308,598
Manning & Napier Cl. A	136,600	239,050
MVC Capital	219,900	2,025,279
OHA Investment	59,761	67,530
Pzena Investment Management Cl. A	6,100	52,399
Queen City Investments [3]	604	643,260
Silvercrest Asset Management Group Cl. A	203,300	2,852,299
Sprott	1,764,533	4,540,855
U.S. Global Investors Cl. A [2]	439,454	795,412
Urbana Corporation	237,600	435,447
Value Line [2]	131,974	3,630,605
Vostok New Ventures SDR	100,000	613,817
Warsaw Stock Exchange	52,900	608,534
Westaim Corporation [1]	500,000	1,011,798
Westwood Holdings Group [2]	12,400	436,480

		32,372,247

CONSUMER FINANCE - 0.5%
Currency Exchange International [1]	7,000	117,651
EZCORP Cl. A [1,2,4]	201,000	1,903,470

		2,021,121

DIVERSIFIED FINANCIAL SERVICES - 0.1%
Waterloo Investment Holdings [1,5]	806,000	241,800

INSURANCE - 1.3%
Hallmark Financial Services [1,2]	114,000	1,622,220
Health Insurance Innovations Cl. A [1,2,4]	16,100	417,312
Trupanion [1,2,4]	82,300	2,973,499

		5,013,031

INVESTMENT COMPANIES - 1.7%
GS Acquisition Holdings Cl. A [1]	200,000	2,020,000
Social Capital Hedosophia Holdings Cl. A [1,2]	438,850	4,577,205

		6,597,205

Total (Cost $50,498,104)		53,533,210

HEALTH CARE – 16.0%
BIOTECHNOLOGY - 1.8%
Abeona Therapeutics [1,2]	142,221	679,816
AMAG Pharmaceuticals [1]	5,000	49,950
Aquinox Pharmaceuticals [1,2]	145,397	343,137
Arcturus Therapeutics Holdings [1]	106,436	1,004,756
Idera Pharmaceuticals [1]	58,061	155,023
Theratechnologies [1]	10,000	53,912
Zafgen [1,2]	336,781	400,769
Zealand Pharma [1]	184,200	4,004,378
Zealand Pharma ADR [1]	10,000	215,500

		6,907,241

HEALTH CARE EQUIPMENT & SUPPLIES - 8.0%
†Apyx Medical [1]	11,700	78,624
AtriCure [1,2,4]	15,000	447,600
Atrion Corporation [2]	6,169	5,260,553
Chembio Diagnostics [1]	185,500	1,129,695
CryoLife [1]	4,600	137,678
GenMark Diagnostics [1]	31,100	201,839
LeMaitre Vascular	5,000	139,900
Mesa Laboratories [2]	52,000	12,705,680
OraSure Technologies [1,2]	50,000	464,000
†Semler Scientific [1,3]	22,400	946,400
STRATEC	14,000	905,814
Surmodics [1,2]	117,000	5,050,890
TearLab Corporation [1,3]	8,500	442
Utah Medical Products	33,000	3,158,100
†ViewRay [1]	35,900	316,279

		30,943,494

HEALTH CARE PROVIDERS & SERVICES - 2.4%
AAC Holdings [1]	89,400	76,884
BioTelemetry [1]	17,279	831,984
CRH Medical [1]	133,000	400,153
Cross Country Healthcare [1]	150,800	1,414,504
National Research [2]	89,529	5,155,975
PetIQ Cl. A [1,2,4]	25,000	824,000
Psychemedics Corporation [2]	37,500	378,375

		9,081,875

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Semiannual Report to Stockholders | 25

Royce Micro-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE TECHNOLOGY - 1.4%
Simulations Plus [2]	80,670	$2,303,935
Tabula Rasa HealthCare [1,2]	38,400	1,917,312
Vocera Communications [1]	33,100	1,056,552

		5,277,799

LIFE SCIENCES TOOLS & SERVICES - 1.8%
†Harvard Bioscience [1]	28,300	56,600
NeoGenomics [1]	125,000	2,742,500
Quanterix Corporation [1]	119,600	4,041,284

		6,840,384

PHARMACEUTICALS - 0.6%
Agile Therapeutics [1,2]	80,000	116,800
Correvio Pharma [1]	101,100	218,376
Knight Therapeutics [1]	187,000	1,102,394
Theravance Biopharma [1,2,4]	59,009	963,617

		2,401,187

Total (Cost $37,665,575)		61,451,980

INDUSTRIALS – 20.8%
AEROSPACE & DEFENSE - 0.6%
Astronics Corporation [1]	6,429	258,574
CPI Aerostructures [1]	171,800	1,444,838
Innovative Solutions and Support [1]	78,828	402,023
SIFCO Industries [1]	45,800	132,362

		2,237,797

BUILDING PRODUCTS - 1.4%
Burnham Holdings Cl. A [3]	117,000	1,678,950
CSW Industrials	20,000	1,363,000
DIRTT Environmental Solutions [1]	96,000	546,142
Insteel Industries [2]	44,200	920,244
Patrick Industries [1]	17,250	848,527

		5,356,863

COMMERCIAL SERVICES & SUPPLIES - 2.7%
Acme United	25,000	564,500
Atento [1]	109,300	272,157
Civeo Corporation [1]	150,000	258,000
CompX International Cl. A	78,200	1,321,580
Heritage-Crystal Clean [1,2,4]	185,277	4,874,638
Hudson Technologies [1]	50,000	42,990
Interface	26,300	403,179
PICO Holdings [1,2,4]	121,200	1,408,344
Team [1,2]	93,300	1,429,356

		10,574,744

CONSTRUCTION & ENGINEERING - 2.6%
Ameresco Cl. A [1]	251,400	3,703,122
Construction Partners Cl. A [1]	39,900	599,298
Granite Construction	13,500	650,430
IES Holdings [1,2]	166,800	3,144,180
Infrastructure and Energy Alternatives [1]	275,100	561,204
Northwest Pipe [1,2]	61,500	1,585,470

		10,243,704

ELECTRICAL EQUIPMENT - 0.8%
American Superconductor [1]	22,625	209,960
Encore Wire [2]	3,307	193,724
LSI Industries	415,740	1,517,451
Powell Industries [2]	21,400	813,200
Power Solutions International [1,2,3,4]	21,100	204,670
Revolution Lighting Technologies [1,2,4]	81,200	19,894

		2,958,899

INDUSTRIAL CONGLOMERATES - 0.8%
Raven Industries [2]	83,600	2,999,568

MACHINERY - 7.2%
CIRCOR International [1,2]	70,200	3,229,200
Exco Technologies	85,400	505,403
Graham Corporation [2]	75,150	1,518,782
Helios Technologies [2]	74,000	3,434,340
Hurco Companies [2]	36,866	1,310,955
Kadant [2]	48,800	4,431,528
Kornit Digital [1]	55,400	1,753,964
L.B. Foster Company [1,2]	95,300	2,605,502
Lindsay Corporation [2]	32,600	2,680,046
Luxfer Holdings [2]	72,612	1,780,446
Lydall [1]	31,700	640,340
NN	90,600	884,256
Spartan Motors	31,100	340,856
Titan International	212,200	1,037,658
Twin Disc [1]	4,300	64,930
Wabash National	6,400	104,128
Westport Fuel Systems [1]	491,100	1,330,881

		27,653,215

MARINE - 1.8%
Algoma Central	40,000	406,246
Clarkson	109,900	3,503,143
Eagle Bulk Shipping [1]	570,000	2,986,800

		6,896,189

PROFESSIONAL SERVICES - 0.8%
Acacia Research [1,2]	190,000	562,400
Franklin Covey [1,2]	40,100	1,363,400
GP Strategies [1]	29,400	443,352
InnerWorkings [1]	25,000	95,500
Kforce [2]	2,800	98,252
Resources Connection	37,200	595,572

		3,158,476

ROAD & RAIL - 0.7%
Marten Transport	2,500	45,375
Patriot Transportation Holding [1,2]	55,764	946,315
Universal Logistics Holdings [2]	75,200	1,689,744

		2,681,434

TRADING COMPANIES & DISTRIBUTORS - 1.4%
EVI Industries [2,4]	69,300	2,652,111
Houston Wire & Cable [1]	331,418	1,736,630
†Transcat [1]	42,500	1,087,575

		5,476,316

Total (Cost $68,260,695)		80,237,205

INFORMATION TECHNOLOGY – 17.7%
COMMUNICATIONS EQUIPMENT - 0.9%
Clearfield [1]	85,200	1,128,900
Digi International [1]	38,900	493,252
†Ituran Location and Control	50,000	1,504,500
PCTEL	34,100	151,063

		3,277,715

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.9%
Bel Fuse Cl. A	67,705	995,263
ePlus [1]	2,100	144,774
Fabrinet [1]	2,200	109,274
FARO Technologies [1,2,4]	82,800	4,353,624
Firan Technology Group [1]	25,000	61,281

26 | 2019 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2019 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (continued)
HollySys Automation Technologies	51,900	$986,100
Inficon Holding	3,220	1,964,259
LightPath Technologies Cl. A [1]	100,000	91,000
†Luna Innovations [1]	2,371	10,669
nLIGHT [1,2,4]	227,800	4,373,760
Novanta [1]	3,400	320,620
PAR Technology [1,2]	197,268	5,562,958
PC Connection [2]	43,716	1,529,186
Perceptron [1]	19,000	84,550
Richardson Electronics	316,900	1,774,640
Vishay Precision Group [1]	10,000	406,300

		22,768,258

IT SERVICES - 0.4%
†Carbonite [1]	3,000	78,120
Computer Task Group [1]	84,800	340,048
Hackett Group (The) [2]	27,700	465,083
USA Technologies [1]	90,500	672,415

		1,555,666

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.3%
Adesto Technologies [1]	223,900	1,824,785
Alpha & Omega Semiconductor [1]	17,900	167,186
Amtech Systems [1,2]	92,184	507,012
AXT [1]	100,000	396,000
Brooks Automation [2]	87,700	3,398,375
Camtek	83,700	707,265
Cohu	34,290	529,095
CyberOptics Corporation [1]	48,600	788,778
Everspin Technologies [1]	5,900	38,468
FormFactor [1]	22,869	358,357
†Ichor Holdings [1]	24,900	588,636
†KLA-Tencor	11,950	1,412,490
Kulicke & Soffa Industries [2]	77,200	1,740,860
Nanometrics [1,2]	97,500	3,384,225
NeoPhotonics Corporation [1,2]	98,600	412,148
Nova Measuring Instruments [1,2]	97,600	2,497,584
PDF Solutions [1]	189,700	2,488,864
Photronics [1]	229,900	1,885,180
Rudolph Technologies [1]	69,200	1,911,996
Silicon Motion Technology ADR	36,100	1,602,118
Ultra Clean Holdings [1,2]	82,700	1,151,184
Veeco Instruments [1,2]	17,500	213,850

		28,004,456

SOFTWARE - 2.2%
Agilysys [1]	90,000	1,932,300
American Software Cl. A	120,352	1,582,629
†Digital Turbine [1]	100,000	500,000
Model N [1]	50,000	975,000
Monotype Imaging Holdings	15,000	252,600
OneSpan [1]	5,600	79,352
Optiva [1]	3,000	91,795
QAD Cl. A	23,687	952,454
RealNetworks [1]	100,171	190,325
SeaChange International [1]	50,000	71,500
SharpSpring [1]	50,000	649,500
Support.com [1]	105,600	171,072
†Upland Software [1]	25,000	1,138,250

		8,586,777

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.0%
AstroNova	6,600	170,544
Cray [1,2]	19,700	685,954
Intevac [1]	547,800	2,651,352
TransAct Technologies	28,600	322,036

		3,829,886

Total (Cost $57,901,442)		68,022,758

MATERIALS – 6.6%
CHEMICALS - 1.7%
Balchem Corporation	8,575	857,243
LSB Industries [1]	135,800	529,620
OMNOVA Solutions [1]	25,000	155,750
Quaker Chemical [2,4]	19,400	3,935,872
Rayonier Advanced Materials	50,000	324,500
Trecora Resources [1]	89,600	857,472

		6,660,457

CONSTRUCTION MATERIALS - 0.3%
Monarch Cement [3]	16,303	1,002,634

CONTAINERS & PACKAGING - 0.4%
UFP Technologies [1]	36,445	1,516,476

METALS & MINING - 4.2%
Alamos Gold Cl. A	261,044	1,574,776
Ampco-Pittsburgh [1]	79,002	318,378
Haynes International [2]	34,800	1,106,988
Imdex	650,666	596,124
Impala Platinum Holdings [1]	500,000	2,476,038
MAG Silver [1]	154,050	1,623,687
Major Drilling Group International [1]	1,075,484	3,473,940
Olympic Steel	35,000	477,750
Pretium Resources [1]	80,000	799,664
Sandstorm Gold [1]	510,000	2,825,400
Universal Stainless & Alloy Products [1,2]	33,620	537,920
Victoria Gold [1]	890,000	268,451

		16,079,116

Total (Cost $21,812,738)		25,258,683

REAL ESTATE – 2.4%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.5%
†Postal Realty Trust Cl. A	114,000	1,795,500

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.9%
Altus Group	87,000	2,130,572
Dundee Corporation Cl. A [1]	413,200	315,528
Marcus & Millichap [1,2]	4,900	151,165
RMR Group (The) Cl. A	49,900	2,344,302
Tejon Ranch [1,2]	154,994	2,571,350

		7,512,917

Total (Cost $12,178,430)		9,308,417

UTILITIES – 0.6%
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCER - 0.0%
Innergex Renewable Energy	15,573	165,773

WATER UTILITIES - 0.6%
AquaVenture Holdings [1]	50,000	998,500
Global Water Resources	106,000	1,106,640

		2,105,140

Total (Cost $1,514,639)		2,270,913

TOTAL COMMON STOCKS

(Cost $357,568,710)		395,193,660

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Semiannual Report to Stockholders | 27

Royce Micro-Cap Trust	June 30, 2019 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

PREFERRED STOCK – 0.5%

COMMUNICATION SERVICES – 0.5%
ENTERTAINMENT - 0.5%
Chicken Soup For The Soul Entertainment
9.75 % Ser. A	80,000	$1,992,000

(Cost $2,000,000)		1,992,000

WARRANTS – 0.0%

CONSUMER DISCRETIONARY – 0.0%
HOTELS, RESTAURANTS & LEISURE - 0.0%
Lindblad Expeditions Holdings (Warrants) [1]	18,100	126,881

Total (Cost $45,644)		126,881

INDUSTRIALS – 0.0%
CONSTRUCTION & ENGINEERING - 0.0%
Infrastructure and Energy Alternatives
(Warrants) [1]	100,000	3,450

Total (Cost $106,385)		3,450

INFORMATION TECHNOLOGY – 0.0%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.0%
eMagin Corporation (Warrants) [1,5]	50,000	0

Total (Cost $0)		0

TOTAL WARRANTS

(Cost $152,029)		130,331

REPURCHASE AGREEMENT – 2.6%
Fixed Income Clearing Corporation, 0.50% dated 6/28/19, due 7/1/19, maturity value
$9,760,407 (collateralized by obligations of various U.S. Government Agencies, 1.75%
due 5/31/22, valued at $9,956,023)

(Cost $9,760,000)		9,760,000

TOTAL INVESTMENTS – 105.8%

(Cost $369,480,739)		407,075,991

LIABILITIES LESS CASH AND OTHER ASSETS – (5.8)%		(22,156,521)

NET ASSETS – 100.0%		$384,919,470

ADR – American Depository Receipt

†	New additions in 2019.
[1]	Non-income producing.
[2]
All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at June 30, 2019. Total market value of pledged securities at June 30, 2019, was $50,733,071.

[3]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[4]	At June 30, 2019, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $16,771,853.
[5]
Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2019, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $370,220,138. At June 30, 2019, net unrealized appreciation for all securities was $36,855,853 consisting of aggregate gross unrealized appreciation of $107,114,100 and aggregate gross unrealized depreciation of $70,258,247. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

28 | 2019 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	June 30, 2019 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$397,315,991

Repurchase agreements (at cost and value)	9,760,000

Cash and foreign currency	5,268

Receivable for dividends and interest	211,237

Prepaid expenses and other assets	47,356

Total Assets	407,339,852

LIABILITIES:
Revolving credit agreement	22,000,000

Payable for investments purchased	10,476

Payable for investment advisory fee	241,920

Payable for directors’ fees	28,271

Payable for interest expense	61,416

Accrued expenses	78,299

Total Liabilities	22,420,382

Net Assets	$384,919,470

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 41,274,050 shares outstanding (150,000,000 shares authorized)	$347,958,170

Total distributable earnings (loss)	51,202,387

Quarterly distributions	(14,241,087)

Net Assets (net asset value per share - $9.33)	$384,919,470

Investments at identified cost	$359,720,739

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Semiannual Report to Stockholders | 29

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED
	6/30/19
	(UNAUDITED)	YEAR ENDED 12/31/18

INVESTMENT OPERATIONS:
Net investment income (loss)	$322,872	$429,883

Net realized gain (loss) on investments and foreign currency	11,712,625	30,311,057

Net change in unrealized appreciation (depreciation) on investments and foreign currency	35,216,988	(77,891,540)

Net increase (decrease) in net assets from investment operations	47,252,485	(47,150,600)

DISTRIBUTIONS:
Total distributable earnings	(14,241,087)	(29,685,741)

Total distributions	(14,241,087)	(29,685,741)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	6,408,927	12,430,570

Total capital stock transactions	6,408,927	12,430,570

Net Increase (Decrease) In Net Assets	39,420,325	(64,405,771)

NET ASSETS:

Beginning of period	345,499,145	409,904,916

End of period	$384,919,470	$345,499,145

30 | 2019 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	Six Months Ended June 30, 2019 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$2,601,241

Foreign withholding tax	(93,056)

Interest	31,562

Rehypothecation income	41,258

Total income	2,581,005

EXPENSES:

Investment advisory fees	1,561,643

Interest expense	392,065

Administrative and office facilities	81,623

Stockholder reports	70,163

Directors’ fees	49,777

Custody and transfer agent fees	43,924

Professional fees	30,789

Other expenses	28,226

Total expenses	2,258,210

Compensating balance credits	(77)

Net expenses	2,258,133

Net investment income (loss)	322,872

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	11,713,751

Foreign currency transactions	(1,126)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments	35,216,238

Other assets and liabilities denominated in foreign currency	750

Net realized and unrealized gain (loss) on investments and foreign currency	46,929,613

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$47,252,485

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Semiannual Report to Stockholders | 31

Royce Micro-Cap Trust	Six Months Ended June 30, 2019 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$47,252,485

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:

Purchases of long-term investments	(32,176,082)

Proceeds from sales and maturities of long-term investments	31,805,307

Net purchases, sales and maturities of short-term investments	7,790,000

Net (increase) decrease in dividends and interest receivable and other assets	130,060

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(34,778)

Net change in unrealized appreciation (depreciation) on investments	(35,216,238)

Net realized gain (loss) on investments	(11,713,751)

Net cash provided by operating activities	7,837,003

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	(14,241,087)

Reinvestment of distributions	6,408,927

Net cash used for financing activities	(7,832,160)

INCREASE (DECREASE) IN CASH:	4,843

Cash and foreign currency at beginning of period	425

Cash and foreign currency at end of period	$5,268

Supplemental disclosure of cash flow information:
For the six months ended June 30, 2019, the Fund paid $339,808 in interest expense.

32 | 2019 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Financial Highlights
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS ENDED 6/30/19 (UNAUDITED)	YEARS ENDED

		12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Net Asset Value, Beginning of Period	$8.53	$10.48	$9.63	$8.59	$11.33	$14.12

INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	0.01	0.06	0.03	0.03	(0.01)

Net realized and unrealized gain (loss) on investments and foreign currency	1.16	(1.18)	1.52	1.70	(1.42)	0.25

Net increase (decrease) in net assets from investment operations	1.17	(1.17)	1.58	1.73	(1.39)	0.24

DISTRIBUTIONS:
Net investment income	(0.01)[1]	(0.00)	(0.06)	(0.08)	(0.01)	(0.04)

Net realized gain on investments and foreign currency	(0.26)[1]	(0.75)	(0.63)	(0.56)	(1.25)	(2.86)

Return of capital	(0.08)[1]	–	–	–	–	–

Total distributions	(0.35)	(0.75)	(0.69)	(0.64)	(1.26)	(2.90)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	(0.03)	(0.04)	(0.05)	(0.09)	(0.13)

Total capital stock transactions	(0.02)	(0.03)	(0.04)	(0.05)	(0.09)	(0.13)

Net Asset Value, End of Period	$9.33	$8.53	$10.48	$9.63	$8.59	$11.33

Market Value, End of Period	$8.22	$7.42	$9.44	$8.16	$7.26	$10.08

TOTAL RETURN:[2]
Net Asset Value	14.05%[3]	(11.62)%	17.67%	21.98%	(11.64)%	3.46%

Market Value	15.51%[3]	(14.65)%	25.09%	22.30%	(16.06)%	3.06%

RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[4]	083%[5]	0.92%[6]	0.49%	0.87%	0.93%	0.93%

Other operating expenses	0.37%[5]	0.43%	0.40%	0.39%	0.35%	0.25%

Total expenses (net)	1.20%[5]	1.35%	0.89%	1.26%	1.28%	1.18%

Expenses excluding interest expense	0.99%[5]	1.05%	0.62%	1.02%	1.08%	1.05%

Expenses prior to balance credits	120%[5]	1.35%	0.89%	1.26%	1.28%	1.18%

Net investment income (loss)	017%[5]	0.10%	0.56%	0.32%	0.26%	(0.09)%

SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$384,919	$345,499	$409,905	$363,701	$312,407	$387,488

Portfolio Turnover Rate	6%	21%	15%	26%	39%	41%

REVOLVING CREDIT AGREEMENT:
Asset coverage	1850%	1670%	1011%	908%	794%	746%

Asset coverage per $1,000	$18,496	$16,705	$10,109	$9,082	$7,942	$7,458

[1]	Amounts are subject to change and recharacterization at year end.
[2]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
[3]	Not annualized
[4]	The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 6-month basis for the six months ended 6/30/19, and 12-month basis for the years shown.
[5]	Annualized
[6]	Includes the impact of the adjustment of prior period’s performance fees of 0.06%.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Semiannual Report to Stockholders | 33

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies
Royce Micro-Cap Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq's Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2019. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$387,223,405	$7,728,455	$241,800	$395,193,660

Preferred Stocks	1,992,000	–	–	1,992,000

Warrants	130,331	–	0	130,331

Repurchase Agreement	–	9,760,000	–	9,760,000

Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. This is generally due to whether fair value factors have been applied. The Fund recognizes transfers between levels as of the end of the reporting period. For the six months ended June 30, 2019, securities valued at $2,352 were transferred from Level 1 to Level 2 within the fair value hierarchy.

34 | 2019 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/18	PURCHASES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 6/30/19

Common Stocks	$241,800	$ –	$ –	$ –	$241,800

Warrants	0	–	–	–	0

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT				IMPACT TO VALUATION FROM
	6/30/19	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT[1]

		Discounted Present Value
Common Stocks	$241,800	Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1]
This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at June 30, 2019 is overnight and continuous.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

TAXES:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

DISTRIBUTIONS:
The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

2019 Semiannual Report to Stockholders | 35

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 773,971 and 1,383,439 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2019 and the year ended December 31, 2018, respectively.

Borrowings:
The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 179-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding or as otherwise required by applicable regulatory standards and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

As of June 30, 2019, the Fund has outstanding borrowings of $22,000,000. During the six months ended June 30, 2019, the Fund borrowed an average daily balance of $22,000,000 at a weighted average borrowing cost of 3.55%. The maximum amount outstanding during the six months ended June 30, 2019 was $22,000,000. As of June 30, 2019, the aggregate value of rehypothecated securities was $16,771,853. During the six months ended June 30, 2019, the Fund earned $41,258 in fees from rehypothecated securities.

Investment Advisory Agreement:
As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the

36 | 2019 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Investment Advisory Agreement (continued):
percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

For the six rolling 36-month periods ended June 2019, the Fund’s investment performance ranged from 4% below to 10% below the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $1,913,202 and a net downward adjustment of $351,559 for the performance of the Fund relative to that of the Russell 2000. For the six months ended June 30, 2019, the Fund expensed Royce investment advisory fees totaling $1,561,643.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2019, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $30,800,970 and $23,538,510, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of her review to the Board of Directors. Cross trades for the six months ended June 30, 2019, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)

$2,967,744	$ –	$ –

Subsequent Events:
Subsequent events have been evaluated through the date the financial statements were issued.

2019 Semiannual Report to Stockholders | 37

MANAGER’S DISCUSSION

Royce Value Trust (RVT)

Chuck Royce

FUND PERFORMANCE
For the year-to-date period ended June 30, 2019, Royce Value Trust advanced 19.6% on an NAV (net asset value basis) and 22.9% based on market price compared to respective gains of 17.0% and 13.7% for RVT’s unleveraged small-cap benchmarks, the Russell 2000 and S&P 600 SmallCap Indexes for the same period. The Fund also outpaced the Russell 2000 on an NAV basis for the one-, three-, 20-, 25-, 30-year, and since inception (11/26/86) periods ended June 30, 2019.

WHAT WORKED... AND WHAT DIDN’T
Ten of RVT’s 11 equity sectors contributed to first-half results, with only Communication Services, one of its lowest weightings, detracting. Its four largest—Industrials, Information Technology, Financials, and Materials—made the biggest positive contributions to performance. The portfolio’s seven top-contributing industry groups came from five different sectors, with machinery (Industrials) making the biggest positive impact, followed by capital markets (Financials) and aerospace & defense (also from Industrials). Detractors had a much lower comparative effect, and only seven of the portfolio’s 62 industry groups negatively impacted results. The largest detractions came from media (Communication Services), leisure products, and Internet & direct marketing retail (both from Consumer Discretionary).
    The Fund’s top contributor came from the aerospace & defense group. HEICO Corporation manufactures replacement aerospace parts. Its shares reached higher altitudes in June, after the company reported strong organic sales and expanding margins, boosted by strength in its flight support and electronics segments. These developments led HEICO to raise guidance for the rest of the year. Shares of machinery company CIRCOR International, which makes precision valves, rose sharply after receiving a takeover offer from a larger industrial company in May. Before the end of June, this company raised its equity offer, and we continue to evaluate the situation. From the tech sector’s electronic equipment, instruments & components group, FLIR Systems has a global business manufacturing thermal imaging and infrared camera systems. In late April, the company announced increased bookings, strong year-over-year margin expansion, and double-digit earnings growth. It also expects revenues to remain robust through the end of 2019. We were very pleased to see strong results from these and many other cyclical holdings in the first half.
    The biggest detractor at the position level was comScore, a technology and data analytics company that measures consumer media consumption across platforms, including websites, TV, and movies. The firm has faced accounting issues, which led to a major shakeup in upper management that was followed by a second. A long-term turnaround candidate, we are hopeful that its very strong niche in cross-platform media consumption measurement can lead it to recover. After a series of successful new product offerings, health and fitness company Nautilus suffered through two consecutive failed product launches which led to the departure of its CEO. We began to exit our position not long afterward as we expect that it will take at least a year for its new product pipeline to be rebuilt. Equally important, our confidence in management’s ability to effectively navigate the rapidly changing fitness markets was shaken. Shares of Stamps.com were hit hard after a series of negative developments: the firm announced the end of its exclusive relationship with the U.S. Postal Service in February, lowered its sales and earnings targets, and revised guidance downward. Then in May, Stamps.com reported fiscal first-quarter results that provided an even more negative outlook, all of which sent its shares into freefall through much of the first half. We added to our position as its shares looked undeniably cheap, and we think it can eventually turn its business around by finding new avenues and continuing to be a primary source for online postage and shipping solutions.
The Fund’s first-half relative outperformance was driven more by stock selection, though sector allocation also contributed. Industrials was by far the biggest source of strength, due to our overweight and even more so by our savvy stock selection, especially in the aforementioned aerospace & defense group. Stock picking drove outperformance in Financials, where our lower exposure also helped. Conversely, Consumer Discretionary, where six of 11 industries had a negative impact, detracted most, led by leisure products and Internet & direct marketing retail. Weak stock selection in the media industry within Communication Services also hindered relative performance, as did the Fund’s cash holdings.

Top Contributors to Performance
Year-to-Date Through 6/30/19 (%)[1]

HEICO Corporation	0.99

CIRCOR International	0.65

FLIR Systems	0.48

HEICO Corporation Cl. A	0.43

Ares Management Cl. A	0.41

[1] Includes dividends

Top Detractors from Performance
Year-to-Date Through 6/30/19 (%)[2]

comScore	-0.44

Nautilus	-0.34

Stamps.com	-0.26

Infrastructure and Energy Alternatives	-0.24

Richardson Electronics	-0.12

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Markets are very good at surprising most investors. Today, with widespread concerns about slowing growth, increasing trade tensions, and the extended economic cycle, the most surprising outcome might be a rally. We see four favorable factors in the current market environment—low inflation, modest valuations, moderate growth, and increasing liquidity. When taken together, we see these factors as painting an attractive picture for small-cap investors. With so much attention on negative macro issues, we think investors may be missing this positive picture, especially with regard to profitable cyclical businesses.

38 | 2019 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RVT NAV XRVTX

Performance
Average Annual Total Return (%) Through 6/30/19
	JAN-JUN 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION (11/26/86)

RVT (NAV)	19.55	-0.49	12.69	6.84	12.90	7.80	9.13	10.23	10.33	10.38

[1] Not Annualized

Market Price Performance History Since Inception (11/26/86)
Cumulative Performance of Investment through 6/30/19[1]

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/26/86)

RVT	-3.4%	38.5%	252.1%	177.7%	500.1%	1985.1%

[1]
Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all distributions and fully participated in primary subscriptions of the Fund’s rights offerings.

[2]	Reflects the actual month-end market price movement of one share as it has traded on the NYSE.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 61 for additional information.

Top 10 Positions
% of Net Assets

HEICO Corporation	3.2

FLIR Systems	2.3

Quaker Chemical	1.7

Kirby Corporation	1.3

Minerals Technologies	1.3

Air Lease Cl. A	1.3

FirstService Corporation	1.2

Brooks Automation	1.2

Ares Management Cl. A	1.2

Reliance Steel & Aluminum	1.1

Portfolio Sector Breakdown
% of Net Assets

Industrials	27.2

Information Technology	18.6

Financials	17.1

Materials	12.4

Consumer Discretionary	7.5

Energy	6.5

Health Care	5.3

Real Estate	4.3

Consumer Staples	1.7

Communication Services	1.4

Utilities	0.2

Outstanding Line of Credit, Net of Cash and Cash Equivalents	-2.2

Calendar Year Total Returns (%)

YEAR	RVT

2018	-14.4

2017	19.4

2016	26.8

2015	-8.1

2014	0.8

2013	34.1

2012	15.4

2011	-10.1

2010	30.3

2009	44.6

2008	-45.6

2007	5.0

2006	19.5

2005	8.4

2004	21.4

Portfolio Diagnostics

Fund Net Assets	$1,523 million

Number of Holdings	423

Turnover Rate	15%

Net Asset Value	$15.76

Market Price	$13.92

Net Leverage[1]	2.2%

Average Market Capitalization[2]	$1,949 million

Weighted Average P/E Ratio[3,4]	20.4x

Weighted Average P/B Ratio[3]	2.1x

Active Share[5]	88%

U.S. Investments (% of Net Assets)	86.4%

Non-U.S. Investments (% of Net Assets)	15.8%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (12% of portfolio holdings as of 6/30/19).
[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. Certain immaterial adjustments were made to the net assets of Royce Value Trust at 12/31/16 and 6/30/18 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to date performance for 2019.

2019 Semiannual Report to Stockholders | 39

Royce Value Trust

Schedule of Investments
Common Stocks – 102.2%
	SHARES	VALUE

COMMUNICATION SERVICES – 1.4%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
†Bandwidth Cl. A [1]	42,400	$3,180,848
Cogent Communications Holdings	4,973	295,197
Vonage Holdings [1]	33,094	374,955

		3,851,000

ENTERTAINMENT - 0.0%
Global Eagle Entertainment [1]	110,000	71,500

INTERACTIVE MEDIA & SERVICES - 0.2%
QuinStreet [1,2,3]	180,254	2,857,026

MEDIA - 0.9%
comScore [1,2,3]	808,910	4,173,975
†Gannett Company	43,817	357,547
Gray Television [1,2,3]	50,000	819,500
Liberty Latin America Cl. C [1,2,3]	246,300	4,233,897
Meredith Corporation [2,3]	42,800	2,356,568
New Media Investment Group	65,059	614,157
Pico Far East Holdings	2,612,400	886,217

		13,441,861

WIRELESS TELECOMMUNICATION SERVICES - 0.1%
Boingo Wireless [1,2,3]	50,000	898,500

Total (Cost $31,171,994)		21,119,887

CONSUMER DISCRETIONARY – 7.5%
AUTO COMPONENTS - 1.3%
†Cooper-Standard Holdings [1]	6,332	290,132
Dorman Products [1,2]	59,900	5,219,686
†Garrett Motion [1]	14,953	229,529
Gentex Corporation	80,950	1,992,179
LCI Industries [2]	132,486	11,923,740
Standard Motor Products [2]	6,945	314,886
†Stoneridge [1]	2,800	88,340
Superior Industries International	53,313	184,463
†Visteon Corporation [1]	1,060	62,095

		20,305,050

AUTOMOBILES - 0.4%
Thor Industries [2]	95,930	5,607,109

DISTRIBUTORS - 0.5%
Core-Mark Holding [2,3]	23,758	943,668
LKQ Corporation [1,2]	134,100	3,568,401
Weyco Group [2]	97,992	2,617,366

		7,129,435

DIVERSIFIED CONSUMER SERVICES - 0.3%
American Public Education [1]	13,764	407,139
Collectors Universe [2,3]	71,100	1,517,274
Liberty Tax Cl. A [4]	151,573	1,371,736
Universal Technical Institute [1]	504,032	1,728,830

		5,024,979

HOTELS, RESTAURANTS & LEISURE - 0.4%
Century Casinos [1]	215,850	2,093,745
Lindblad Expeditions Holdings [1,2,3]	207,600	3,726,420
†Red Robin Gourmet Burgers [1]	16,135	493,247
Ruth’s Hospitality Group	18,824	427,493

		6,740,905

HOUSEHOLD DURABLES - 0.8%
Cavco Industries [1,2,3]	14,700	2,315,838
Ethan Allen Interiors [2]	178,979	3,769,298
La-Z-Boy	11,943	366,172
†LGI Homes [1]	13,500	964,305
Meritage Homes [1]	5,587	286,837
Natuzzi ADR	419,260	1,014,609
Purple Innovation [1]	220,000	1,485,000
Skyline Champion [1,2,3]	70,400	1,927,552

		12,129,611

INTERNET & DIRECT MARKETING RETAIL - 0.5%
Etsy [1,2]	56,700	3,479,679
†Shutterstock	14,084	551,952
Stamps.com [1]	49,692	2,249,557
Waitr Holdings [1,2,3]	207,650	1,306,118

		7,587,306

LEISURE PRODUCTS - 0.2%
Brunswick Corporation	13,500	619,515
Johnson Outdoors Cl. A	1,170	87,247
MasterCraft Boat Holdings [1]	11,460	224,502
Nautilus [1,2]	574,500	1,269,645
Sturm, Ruger & Co.	10,459	569,806

		2,770,715

SPECIALTY RETAIL - 2.6%
Abercrombie & Fitch Cl. A	35,419	568,121
America’s Car-Mart [1,2]	120,000	10,329,600
AutoCanada	1,088,000	9,537,811
Barnes & Noble	47,000	314,430
Buckle (The)	42,702	739,172
Caleres	20,847	415,272
Camping World Holdings Cl. A [2,3]	556,813	6,915,617
CarMax [1]	2,700	234,441
Cato Corporation (The) Cl. A	41,262	508,348
†Chico’s FAS	161,229	543,342
Children’s Place	47,350	4,516,243
Container Store Group (The) [1]	158,200	1,158,024
Destination Maternity [1]	557,967	736,516
Hibbett Sports [1]	16,495	300,209
Monro [2]	14,739	1,257,237
†Shoe Carnival	6,602	182,215
Signet Jewelers [2]	35,000	625,800
Vitamin Shoppe [1]	86,798	341,984

		39,224,382

TEXTILES, APPAREL & LUXURY GOODS - 0.5%
Crocs [1]	8,936	176,486
Culp [2]	29,400	558,600
G-III Apparel Group [1]	5,500	161,810
J.G. Boswell Company [4]	3,940	2,360,060
Movado Group	25,074	676,998
Steven Madden	19,849	673,873
Vera Bradley [1]	40,090	481,080
Wolverine World Wide [2]	87,820	2,418,563

		7,507,470

Total (Cost $130,256,047)		114,026,962

CONSUMER STAPLES – 1.7%
BEVERAGES - 0.1%
Compania Cervecerias Unidas ADR [2]	64,500	1,822,125

FOOD & STAPLES RETAILING - 0.0%
†SpartanNash Company	23,083	269,379

FOOD PRODUCTS - 1.3%
Cal-Maine Foods [2]	55,137	2,300,316
Farmer Bros. [1,2,3]	54,700	895,439
Industrias Bachoco ADR Cl. B	2,820	142,889

40 | 2019 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2019 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

CONSUMER STAPLES (continued)
FOOD PRODUCTS (continued)
John B. Sanfilippo & Son	3,309	$263,694
Nomad Foods [1,2]	143,600	3,067,296
Seneca Foods Cl. A [1,2]	226,560	6,305,165
Seneca Foods Cl. B [1]	13,840	377,001
Tootsie Roll Industries [2]	174,844	6,456,989

		19,808,789

HOUSEHOLD PRODUCTS - 0.0%
†WD-40 Company	3,130	497,795

PERSONAL PRODUCTS - 0.3%
Inter Parfums [2]	59,945	3,985,743

Total (Cost $19,392,658)		26,383,831

ENERGY – 6.5%
ENERGY EQUIPMENT & SERVICES - 4.9%
CARBO Ceramics [1]	78,000	105,300
Computer Modelling Group	1,333,624	7,413,831
Diamond Offshore Drilling [1,2,3]	214,000	1,898,180
Era Group [1]	721,216	6,014,941
Forum Energy Technologies [1]	249,431	853,054
Helmerich & Payne [2]	94,000	4,758,280
ION Geophysical [1]	71,880	578,634
Matrix Service [1]	23,727	480,709
Oil States International [1,2]	213,915	3,914,645
Pason Systems	922,080	13,364,193
†ProPetro Holding [1]	26,749	553,704
SEACOR Holdings [1,2]	261,469	12,422,392
SEACOR Marine Holdings [1,2]	638,834	9,556,957
TGS-NOPEC Geophysical	423,230	11,867,676
Trican Well Service [1]	897,300	801,681

		74,584,177

OIL, GAS & CONSUMABLE FUELS - 1.6%
†Bonanza Creek Energy [1]	21,535	449,651
Cimarex Energy	50,000	2,966,500
†CONSOL Energy [1]	27,163	722,807
Dorchester Minerals L.P. [2]	279,148	5,111,200
Dorian LPG [1]	394,936	3,562,322
GeoPark [1,2,3]	53,200	986,328
REX American Resources [1]	5,781	421,435
San Juan Basin Royalty Trust	212,272	813,002
Unit Corporation [1]	15,000	133,350
World Fuel Services [2]	224,227	8,063,203
WPX Energy [1,2]	110,000	1,266,100

		24,495,898

Total (Cost $111,957,719)		99,080,075

FINANCIALS – 17.1%
BANKS - 3.2%
Bank of N.T. Butterfield & Son [2]	228,416	7,757,007
Canadian Western Bank	279,500	6,375,217
†Customers Bancorp [1]	25,398	533,358
†Eagle Bancorp	4,404	238,388
Farmers & Merchants Bank of Long Beach [4]	1,080	8,964,000
Fauquier Bankshares [2]	160,800	3,426,648
First Citizens BancShares Cl. A	14,676	6,608,162
†First Commonwealth Financial	19,915	268,255
†Franklin Financial Network	7,887	219,732
†Great Western Bancorp	21,680	774,410
†Hanmi Financial	15,376	342,424
†LegacyTexas Financial Group	7,176	292,135
†Preferred Bank	10,756	508,221
†Simmons First National Cl. A	16,529	384,465
Webster Financial [2]	243,100	11,612,887

		48,305,309

CAPITAL MARKETS - 7.6%
Ares Management Cl. A [2]	671,400	17,570,538
Artisan Partners Asset Management Cl. A [2]	121,830	3,352,762
ASA Gold and Precious Metals	249,821	2,857,952
Ashmore Group	609,300	3,942,410
Associated Capital Group Cl. A [2]	20,200	755,480
Bolsa Mexicana de Valores	1,723,106	3,251,626
Cowen Cl. A [1,2,3]	62,706	1,077,916
Focus Financial Partners Cl. A [1,2,3]	50,000	1,365,500
Houlihan Lokey Cl. A [2]	64,730	2,882,427
Jupiter Fund Management	230,000	1,234,073
Lazard Cl. A [2]	111,665	3,840,159
Manning & Napier Cl. A	395,692	692,461
MarketAxess Holdings	45,220	14,534,612
Morningstar [2]	84,600	12,236,544
MVC Capital	195,688	1,802,287
Qalaa Holdings [1]	7,749,921	1,763,983
Rothschild & Co	58,293	1,889,122
SEI Investments [2]	151,700	8,510,370
Sprott	2,564,800	6,600,264
TMX Group	40,700	2,831,331
†Tradeweb Markets Cl. A	118,850	5,206,819
U.S. Global Investors Cl. A	520,551	942,197
Value Partners Group	5,453,000	3,636,869
Virtu Financial Cl. A [2]	536,200	11,678,436
Waddell & Reed Financial Cl. A	47,701	795,176
Westwood Holdings Group [2]	38,850	1,367,520
WisdomTree Investments	22,900	141,293

		116,760,127

DIVERSIFIED FINANCIAL SERVICES - 0.1%
First Pacific	1,020,000	413,918
Waterloo Investment Holdings [1,5]	2,972,000	891,600

		1,305,518

INSURANCE - 4.1%
†Ambac Financial Group [1]	31,766	535,257
American Equity Investment Life Holding	34,310	931,860
eHealth [1]	20,700	1,782,270
E-L Financial	22,500	12,800,198
†Employers Holdings	15,474	654,086
Erie Indemnity Cl. A	23,750	6,039,150
†FBL Financial Group Cl. A	2,490	158,862
Independence Holding Company [2]	221,623	8,581,243
MBIA [1]	942,400	8,773,744
ProAssurance Corporation [2]	385,157	13,908,019
RLI Corp. [2]	51,970	4,454,349
Trupanion [1,2,3]	95,500	3,450,415
†Universal Insurance Holdings	19,746	550,913

		62,620,366

INVESTMENT COMPANIES - 0.6%
RIT Capital Partners	36,900	977,054
Social Capital Hedosophia Holdings Cl. A [1]	819,918	8,551,745

		9,528,799

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Semiannual Report to Stockholders | 41

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

FINANCIALS (continued)
THRIFTS & MORTGAGE FINANCE - 1.5%
Axos Financial [1,2,3]	196,110	$5,343,998
Dime Community Bancshares	16,509	313,506
†Flagstar Bancorp	7,332	242,983
Genworth MI Canada	221,115	6,997,064
†HomeStreet [1]	10,661	315,992
†Meta Financial Group	23,668	663,887
NMI Holdings Cl. A [1]	7,853	222,947
Timberland Bancorp [2]	288,857	8,631,047
Vestin Realty Mortgage II [1,4]	34	34,000

		22,765,424

Total (Cost $208,006,498)		261,285,543

HEALTH CARE – 5.3%
BIOTECHNOLOGY - 0.8%
†Acorda Therapeutics [1]	20,290	155,624
AMAG Pharmaceuticals [1,2]	40,058	400,179
†Anika Therapeutics [1]	10,763	437,193
Eagle Pharmaceuticals [1]	10,835	603,293
†Emergent BioSolutions [1]	5,634	272,179
†Pfenex [1]	16,850	113,569
Sangamo Therapeutics [1,2]	65,815	708,828
Zealand Pharma [1]	408,857	8,888,263

		11,579,128

HEALTH CARE EQUIPMENT & SUPPLIES - 3.0%
AtriCure [1]	91,800	2,739,312
Atrion Corporation	15,750	13,430,655
CryoLife [1]	89,500	2,678,735
Integer Holdings [1,2]	42,400	3,558,208
Lantheus Holdings [1]	2,970	84,051
Masimo Corporation [1,2,3]	50,000	7,441,000
Merit Medical Systems [1,2]	47,400	2,823,144
†Mesa Laboratories	16,300	3,982,742
Neogen Corporation [1,2,3]	22,400	1,391,264
†OraSure Technologies [1]	17,917	166,270
Surmodics [1,2]	161,000	6,950,370

		45,245,751

HEALTH CARE PROVIDERS & SERVICES - 0.2%
AMN Healthcare Services [1]	7,112	385,826
Community Health Systems [1]	790,000	2,109,300
CorVel Corporation [1]	3,878	337,425
†Ensign Group (The)	4,611	262,458
†Tivity Health [1]	24,203	397,897
†U.S. Physical Therapy	2,624	321,624

		3,814,530

HEALTH CARE TECHNOLOGY - 0.1%
†Simulations Plus	67,060	1,915,233

LIFE SCIENCES TOOLS & SERVICES - 1.0%
Bio-Rad Laboratories Cl. A [1]	34,498	10,783,730
Bio-Techne [2,3]	19,463	4,057,841

		14,841,571

PHARMACEUTICALS - 0.2%
Alimera Sciences [1]	566,875	504,519
†Corcept Therapeutics [1]	36,843	410,799
Innoviva [1]	32,504	473,258
Lannett Company [1]	73,899	447,828
†Supernus Pharmaceuticals [1]	14,220	470,540
Theravance Biopharma [1,2,3]	34,291	559,972

		2,866,916

Total (Cost $50,248,355)		80,263,129

INDUSTRIALS – 27.2%
AEROSPACE & DEFENSE - 4.6%
Aerojet Rocketdyne Holdings [1]	16,800	752,136
Ducommun [1,2,3]	105,500	4,754,885
HEICO Corporation [2]	247,346	33,097,368
HEICO Corporation Cl. A [2]	145,400	15,029,998
Hexcel Corporation [2]	61,300	4,957,944
Magellan Aerospace	96,800	1,204,872
National Presto Industries	5,335	497,702
Wesco Aircraft Holdings [1]	935,364	10,382,541

		70,677,446

AIR FREIGHT & LOGISTICS - 0.7%
†Echo Global Logistics [1]	10,315	215,274
Forward Air [2]	180,532	10,678,468

		10,893,742

BUILDING PRODUCTS - 0.7%
Apogee Enterprises	20,142	874,968
Burnham Holdings Cl. B [4]	36,000	516,600
†Gibraltar Industries [1]	7,700	310,772
Insteel Industries	13,233	275,511
Patrick Industries [1,2]	50,714	2,494,622
†Quanex Building Products	19,267	363,954
Simpson Manufacturing [2]	79,212	5,264,429
†Trex Company [1]	2,970	212,949

		10,313,805

COMMERCIAL SERVICES & SUPPLIES - 1.8%
CompX International Cl. A [2]	211,100	3,567,590
Heritage-Crystal Clean [1,2,3]	100,106	2,633,789
Kimball International Cl. B [2]	251,080	4,376,324
†LSC Communications	48,294	177,239
Mobile Mini [2]	105,000	3,195,150
PICO Holdings [1]	409,400	4,757,228
Ritchie Bros. Auctioneers [2]	62,900	2,089,538
Steelcase Cl. A	5,710	97,641
Tetra Tech	11,965	939,851
UniFirst Corporation	27,470	5,180,018

		27,014,368

CONSTRUCTION & ENGINEERING - 2.3%
Arcosa [2]	95,080	3,577,860
Comfort Systems USA	13,603	693,617
IES Holdings [1,2,3]	594,244	11,201,499
Infrastructure and Energy Alternatives [1]	600,000	1,224,000
Jacobs Engineering Group [2]	83,500	7,046,565
MYR Group [1]	8,524	318,371
Sterling Construction [1,2,3]	131,690	1,767,280
Valmont Industries [2]	55,375	7,022,104
Williams Industrial Services Group [1,4]	631,820	1,440,550

		34,291,846

ELECTRICAL EQUIPMENT - 0.8%
†Encore Wire	3,994	233,968
EnerSys	2,200	150,700
LSI Industries	814,857	2,974,228
Powell Industries [2]	94,500	3,591,000
Preformed Line Products [2]	91,600	5,085,632

42 | 2019 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2019 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
ELECTRICAL EQUIPMENT (continued)
Sensata Technologies Holding [1]	3,400	$166,600

		12,202,128

INDUSTRIAL CONGLOMERATES - 0.6%
Carlisle Companies	700	98,287
Raven Industries [2]	271,725	9,749,493

		9,847,780

MACHINERY - 8.9%
CIRCOR International [1,2]	135,827	6,248,042
Colfax Corporation [1,2]	398,042	11,157,117
Franklin Electric [2]	225,600	10,716,000
Greenbrier Companies (The)	1,280	38,912
Helios Technologies [2]	265,548	12,324,083
Hillenbrand	18,142	717,879
John Bean Technologies [2,3]	103,736	12,565,542
Kadant [2]	120,569	10,948,871
Kennametal	38,050	1,407,469
Lincoln Electric Holdings [2]	136,160	11,208,691
Lindsay Corporation [2]	110,000	9,043,100
†Meritor [1]	14,940	362,295
Mueller Industries	10,671	312,340
NN	308,700	3,012,912
Nordson Corporation [2]	23,096	3,263,696
Proto Labs [1]	10,000	1,160,200
RBC Bearings [1]	93,950	15,671,800
Standex International	4,002	292,706
Tennant Company [2]	111,900	6,848,280
Titan International	173,100	846,459
Wabash National	51,193	832,910
Watts Water Technologies Cl. A [2]	61,000	5,683,980
Woodward [2,3]	99,400	11,248,104

		135,911,388

MARINE - 2.4%
Clarkson	471,100	15,016,655
Eagle Bulk Shipping [1]	320,478	1,679,305
Kirby Corporation [1,2,3]	250,500	19,789,500

		36,485,460

PROFESSIONAL SERVICES - 1.1%
Exponent [2]	100,000	5,854,000
FTI Consulting [1]	5,549	465,228
Heidrick & Struggles International	21,822	654,005
Korn Ferry	6,275	251,439
ManpowerGroup [2]	75,000	7,245,000
†Navigant Consulting	14,139	327,884
TrueBlue [1,2,3]	67,103	1,480,292
†WageWorks [1]	3,969	201,586

		16,479,434

ROAD & RAIL - 1.3%
ArcBest	10,690	300,496
Landstar System [2]	119,370	12,890,766
Patriot Transportation Holding [1,2]	139,100	2,360,527
Saia [1,2,3]	41,670	2,694,799
Universal Logistics Holdings [2]	78,916	1,773,243

		20,019,831

TRADING COMPANIES & DISTRIBUTORS - 2.0%
Air Lease Cl. A [2]	472,100	19,516,614
Houston Wire & Cable [1,6]	877,363	4,597,382
†Richelieu Hardware	74,500	1,255,557
SiteOne Landscape Supply [1,2]	25,000	1,732,500
Watsco [2,3]	18,300	2,992,599

		30,094,652

Total (Cost $277,418,692)		414,231,880

INFORMATION TECHNOLOGY – 18.6%
COMMUNICATIONS EQUIPMENT - 0.2%
ADTRAN [2,3]	214,973	3,278,338
CalAmp Corporation [1]	14,009	163,625
NetScout Systems [1]	3,860	98,006

		3,539,969

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.9%
Anixter International [1,2]	63,795	3,809,199
Cognex Corporation [2]	340,100	16,317,998
Coherent [1]	84,690	11,549,175
†Control4 Corporation [1]	7,456	177,080
Fabrinet [1,2,3]	175,658	8,724,933
FARO Technologies [1,2]	180,577	9,494,739
FLIR Systems [2]	654,037	35,383,402
Insight Enterprises [1]	20,195	1,175,349
IPG Photonics [1]	51,100	7,882,175
Kimball Electronics [1]	14,030	227,847
Littelfuse	33,820	5,983,096
Methode Electronics	15,623	446,349
National Instruments [2]	235,650	9,894,944
nLIGHT [1,2]	287,950	5,528,640
†PAR Technology [1]	100,000	2,820,000
Perceptron [1]	357,700	1,591,765
Richardson Electronics[6]	711,475	3,984,260
Rogers Corporation [1,2,3]	32,366	5,585,724
TTM Technologies [1,2]	496,400	5,063,280
Vishay Intertechnology	6,440	106,389
Vishay Precision Group [1]	6,290	255,563

		136,001,907

IT SERVICES - 1.3%
†Computer Services [4]	3,513	129,630
CSG Systems International	14,474	706,765
†EVERTEC	8,170	267,159
Hackett Group (The) [2]	417,266	7,005,896
KBR [2]	337,400	8,414,756
NIC	20,909	335,380
Perficient [1]	10,471	359,365
TTEC Holdings	10,364	482,859
Unisys Corporation [1,2]	160,000	1,555,200
†WEX [1]	800	166,480

		19,423,490

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.8%
Advanced Energy Industries [1,2]	52,161	2,935,099
Brooks Automation [2]	456,904	17,705,030
Cabot Microelectronics [2]	92,051	10,132,974
Cirrus Logic [1,2]	295,000	12,891,500
Cohu	21,214	327,332
Diodes [1,2,3]	264,276	9,611,718
Entegris [2,3]	254,300	9,490,476
†Ichor Holdings [1]	20,775	491,121
Kulicke & Soffa Industries [2]	30,149	679,860
MKS Instruments [2]	193,539	15,074,753
Nanometrics [1]	17,812	618,254
Nova Measuring Instruments [1,2,3]	44,140	1,129,543

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Semiannual Report to Stockholders | 43

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Photronics [1]	183,700	$1,506,340
†Rambus [1]	55,293	665,728
Rudolph Technologies [1]	45,964	1,269,985
Silicon Motion Technology ADR [2,3]	26,270	1,165,863
†SMART Global Holdings [1]	9,693	222,842
†SolarEdge Technologies [1]	12,423	775,941
Xperi Corporation [2,3]	89,056	1,833,663

		88,528,022

SOFTWARE - 2.4%
Altair Engineering Cl. A [1]	72,000	2,908,080
Descartes Systems Group (The) [1,2,3]	119,600	4,419,220
†Ebix	5,964	299,512
j2 Global [1,2]	54,850	4,875,616
Manhattan Associates [1,2,3]	125,000	8,666,250
Monotype Imaging Holdings [2]	117,700	1,982,068
Progress Software	7,648	333,606
RealNetworks [1]	109,950	208,905
Support.com [1]	216,766	351,161
TiVo	42,966	316,659
†Upland Software [1]	118,900	5,413,517
Workiva Cl. A [1,2,3]	100,000	5,809,000

		35,583,594

Total (Cost $207,926,692)		283,076,982

MATERIALS – 12.4%
CHEMICALS - 5.8%
Chase Corporation [2,3]	79,059	8,509,911
Element Solutions [1,2]	530,000	5,480,200
FutureFuel Corporation	549,395	6,422,427
Hawkins [2]	92,706	4,024,367
Ingevity Corporation [1,2,3]	30,400	3,197,168
Innospec [2]	114,183	10,418,057
Minerals Technologies [2]	365,922	19,580,486
NewMarket Corporation	8,000	3,207,520
Quaker Chemical	127,169	25,800,047
Stepan Company	4,468	410,654
†Tredegar Corporation	31,985	531,591
Westlake Chemical	21,500	1,493,390

		89,075,818

CONSTRUCTION MATERIALS - 0.3%
Imerys	90,000	4,771,045

CONTAINERS & PACKAGING - 0.0%
Myers Industries	11,763	226,673

METALS & MINING - 5.2%
Alamos Gold Cl. A	1,981,300	11,952,403
Ferroglobe (Warranty Insurance Trust) [1,5]	49,300	0
Franco-Nevada [2]	116,200	9,863,056
Gold Fields ADR	370,000	2,001,700
Haynes International [2]	113,900	3,623,159
Hecla Mining	321,300	578,340
IAMGOLD Corporation [1]	600,000	2,028,000
Lundin Mining	640,000	3,523,653
MAG Silver [1]	198,900	2,096,406
Major Drilling Group International [1]	2,217,291	7,162,110
Materion Corporation	6,055	410,589
Pan American Silver	124,627	1,608,935
Pretium Resources [1]	101,000	1,009,576
Reliance Steel & Aluminum [2]	174,000	16,463,880
Royal Gold [2]	16,600	1,701,334
†SunCoke Energy [1]	28,465	252,769
Synalloy Corporation [2,3]	178,800	2,792,856
VanEck Vectors Junior Gold Miners ETF	183,000	6,397,680
Worthington Industries [2]	133,200	5,362,632

		78,829,078

PAPER & FOREST PRODUCTS - 1.1%
†Boise Cascade	26,844	754,585
Mercer International	17,997	278,414
Neenah [2,3]	16,700	1,128,085
Schweitzer-Mauduit International	20,225	671,065
Stella-Jones	380,848	13,744,322

		16,576,471

Total (Cost $155,339,795)		189,479,085

REAL ESTATE – 4.3%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.0%
New York REIT [1,5]	15,000	196,500

REAL ESTATE MANAGEMENT & DEVELOPMENT - 4.3%
†Colliers International Group	13,300	952,546
Dundee Corporation Cl. A [1]	1,079,900	824,635
FirstService Corporation	184,600	17,706,832
FRP Holdings [1,2]	161,258	8,993,359
†HFF Cl. A	5,811	264,284
Jones Lang LaSalle	1,500	211,035
Kennedy-Wilson Holdings [2]	648,720	13,344,170
Marcus & Millichap [1,2]	199,304	6,148,528
RMR Group (The) Cl. A [2]	80,100	3,763,098
St. Joe Company (The) [1,2]	197,000	3,404,160
Tejon Ranch [1,2]	557,136	9,242,886

		64,855,533

Total (Cost $56,921,573)		65,052,033

UTILITIES – 0.2%
GAS UTILITIES - 0.2%
UGI Corporation [2]	39,100	2,088,331

MULTI-UTILITIES - 0.0%
†Avista Corporation	11,016	491,314

WATER UTILITIES - 0.0%
†American States Water	3,358	252,656

Total (Cost $2,389,620)		2,832,301

TOTAL COMMON STOCKS

(Cost $1,251,029,643)		1,556,831,708

WARRANTS – 0.0%

INDUSTRIALS – 0.0%
CONSTRUCTION & ENGINEERING - 0.0%
Infrastructure and Energy Alternatives
(Warrants) [1]	625,000	21,563

Total (Cost $470,283)		21,563

INFORMATION TECHNOLOGY – 0.0%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.0%
eMagin Corporation (Warrants) [1,5]	50,000	0

Total (Cost $0)		0

TOTAL WARRANTS

(Cost $470,283)		21,563

44 | 2019 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	June 30, 2019 (unaudited)

Schedule of Investments (continued)

VALUE

REPURCHASE AGREEMENT – 3.5%
Fixed Income Clearing Corporation, 0.50% dated 6/28/19, due 7/1/19, maturity value
$53,296,221 (collateralized by obligations of various U.S. Government Agencies, 0.125%-
1.875% due 4/15/22-4/30/22, valued at $54,361,913)

(Cost $53,294,000)	$53,294,000

TOTAL INVESTMENTS – 105.7%

(Cost $1,304,793,926)	1,610,147,271

LIABILITIES LESS CASH AND OTHER ASSETS – (5.7)%	(87,106,424)

NET ASSETS – 100.0%	$1,523,040,847

ADR – American Depository Receipt

†	New additions in 2019.
[1]	Non-income producing.
[2]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at June 30, 2019. Total market value of pledged securities at June 30, 2019, was $154,562,408.
[3]	At June 30, 2019, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $64,950,728.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]	Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.
[6]	At June 30, 2019, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2019, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,305,985,902. At June 30, 2019, net unrealized appreciation for all securities was $304,161,369 consisting of aggregate gross unrealized appreciation of $446,008,738 and aggregate gross unrealized depreciation of $141,847,369. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Semiannual Report to Stockholders | 45

Royce Value Trust	June 30, 2019 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value
Non-Affiliated Companies	$1,548,271,629

Affiliated Companies	8,581,642

Repurchase agreements (at cost and value)	53,294,000

Cash and foreign currency	204,999

Receivable for investments sold	3,883,486

Receivable for dividends and interest	1,198,992

Prepaid expenses and other assets	700,457

Total Assets	1,616,135,205

LIABILITIES:
Revolving credit agreement	70,000,000

Payable for investments purchased	22,125,703

Payable for investment advisory fee	549,682

Payable for directors’ fees	54,781

Payable for interest expense	195,414

Accrued expenses	168,778

Total Liabilities	93,094,358

Net Assets	$1,523,040,847

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 96,667,726 shares outstanding (150,000,000 shares authorized)	$1,184,765,625

Total distributable earnings (loss)	392,666,076

Quarterly distributions	(54,390,854)

Net Assets (net asset value per share -$15.76)	$1,523,040,847

Investments at identified cost	$1,251,499,926

46 | 2019 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED
	6/30/19
	(UNAUDITED)	YEAR ENDED 12/31/18

INVESTMENT OPERATIONS:
Net investment income (loss)	$6,009,652	$16,192,591

Net realized gain (loss) on investments and foreign currency	63,658,124	111,658,737

Net change in unrealized appreciation (depreciation) on investments and foreign currency	180,663,843	(347,149,860)

Net increase (decrease) in net assets from investment operations	250,331,619	(219,298,532)

DISTRIBUTIONS:
Total distributable earnings	(54,390,854)	(112,695,474)

Total distributions	(54,390,854)	(112,695,474)

CAPITAL STOCK TRANSACTIONS:
Net proceeds from rights offering	–	108,466,176

Reinvestment of distributions	22,993,197	47,185,262

Total capital stock transactions	22,993,197	155,651,438

Net Increase (Decrease) In Net Assets	218,933,962	(176,342,568)

NET ASSETS:

Beginning of period	1,304,106,885	1,480,449,453

End of period	$1,523,040,847	$1,304,106,885

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Semiannual Report to Stockholders | 47

Royce Value Trust	Six Months Ended June 30, 2019 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends

Non-Affiliated Companies	$11,389,543

Affiliated Companies	68,848

Foreign withholding tax	(383,442)

Interest	138,232

Rehypothecation income	156,197

Total income	11,369,378

EXPENSES:

Investment advisory fees	3,277,037

Interest expense	1,245,764

Administrative and office facilities	287,813

Stockholder reports	213,594

Custody and transfer agent fees	100,298

Directors’ fees	99,144

Professional fees	55,799

Other expenses	80,277

Total expenses	5,359,726

Net investment income (loss)	6,009,652

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	65,699,292

Investments in Affiliated Companies	(2,022,091)

Foreign currency transactions	(19,077)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments in Non-Affiliated Companies	180,132,237

Investments in Affiliated Companies	528,578

Other assets and liabilities denominated in foreign currency	3,028

Net realized and unrealized gain (loss) on investments and foreign currency	244,321,967

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$250,331,619

48 | 2019 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	Six Months Ended June 30, 2019 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$250,331,619

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:

Purchases of long-term investments	(210,355,761)

Proceeds from sales and maturities of long-term investments	278,527,370

Net purchases, sales and maturities of short-term investments	(53,294,000)

Net (increase) decrease in dividends and interest receivable and other assets	97,370

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	126,238

Net change in unrealized appreciation (depreciation) on investments	(180,660,815)

Net realized gain (loss) on investments	(63,677,201)

Net cash provided by operating activities	21,094,820

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in revolving credit agreement	25,000,000

Distributions	(54,390,854)

Decrease in payable to custodian for cash and foreign currency overdrawn	(14,492,164)

Reinvestment of distributions	22,993,197

Net cash used for financing activities	(20,889,821)

INCREASE (DECREASE) IN CASH:	204,999

Cash and foreign currency at beginning of period	–

Cash and foreign currency at end of period	$204,999

Supplemental disclosure of cash flow information:
For the six months ended June 30, 2019, the Fund paid $1,069,085 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2019 Semiannual Report to Stockholders | 49

Royce Value Trust

Financial Highlights
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED

	ENDED 6/30/19
	(UNAUDITED)	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Net Asset Value, Beginning of Period	$13.73	$17.50	$15.85	$13.56	$16.24	$18.17

INVESTMENT OPERATIONS:
Net investment income (loss)	0.06	0.18	0.13	0.12	0.12	0.12

Net realized and unrealized gain (loss) on investments and foreign currency	2.57	(2.46)	2.74	3.27	(1.48)	(0.13)

Net increase (decrease) in net assets from investment operations	2.63	(2.28)	2.87	3.39	(1.36)	(0.01)

DISTRIBUTIONS:
Net investment income	(0.04)[1]	(0.19)	(0.13)	(0.13)	(0.16)	(0.14)

Net realized gain on investments and foreign currency	(0.53)[1]	(1.07)	(1.03)	(0.89)	(1.08)	(1.68)

Total distributions	(0.57)	(1.26)	(1.16)	(1.02)	(1.24)	(1.82)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.06)	(0.06)	(0.08)	(0.08)	(0.10)

Effect of rights offering		(0.17)

Total capital stock transactions	(0.03)	(0.23)	(0.06)	(0.08)	(0.08)	(0.10)

Net Asset Value, End of Period	$15.76	$13.73	$17.50	$15.85	$13.56	$16.24

Market Value, End of Period	$13.92	$11.80	$16.17	$13.39	$11.77	$14.33

TOTAL RETURN:[2]
Net Asset Value	19.55%[3]	(14.45)%	19.31%	26.87%	(8.09)%	0.78%

Market Value	22.86%[3]	(20.43)%	30.49%	23.48%	(9.59)%	0.93%

RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[4]	0.45%[5]	0.42%	0.43%	0.51%	0.50%	0.46%

Other operating expenses	0.28%[5]	0.21%	0.22%	0.22%	0.18%	0.15%

Total expenses (net)	0.73%[5]	0.63%	0.65%	0.73%	0.68%	0.61%

Expenses excluding interest expense	0.56%[5]	0.52%	0.54%	0.62%	0.61%	0.55%

Expenses prior to balance credits	0.73%[5]	0.63%	0.65%	0.73%	0.68%	0.61%

Net investment income (loss)	0.82%[5]	1.06%	0.80%	0.85%	0.78%	0.72%

SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$1,523,041	$1,304,107	$1,480,449	$1,296,012	$1,072,035	$1,231,955

Portfolio Turnover Rate	15%	28%	19%	28%	35%	40%

REVOLVING CREDIT AGREEMENT:
Asset coverage	2276%	2998%	2215%	1951%	1631%	1860%

Asset coverage per $1,000	$22,758	$29,980	$22,149	$19,514	$16,315	$18,599

[1]	Amounts are subject to change and recharacterization at year end.
[2]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
[3]	Not annualized
[4]	The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 6-month basis for the six months ended 6/30/19, and 12-month basis for the years shown.
[5]	Annualized

50 | 2019 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
Royce Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on July 1, 1986. The Fund commenced operations on November 26, 1986.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2019. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$1,540,927,034	$14,816,574	$1,088,100	$1,556,831,708

Warrants	21,563	–	0	21,563

Repurchase Agreement	–	53,294,000	–	53,294,000

2019 Semiannual Report to Stockholders | 51

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/18	SALES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 6/30/19

Common Stocks	$1,100,250	$ 12,150	$ 0	$ –	$1,088,100

Warrants	0	–	–	–	0

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT				IMPACT TO VALUATION FROM
	6/30/2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT[1]

		Discounted Present Value
Waterloo Investment Holdings	$891,600	Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

		Guidance from Options Clearing Authorities
New York REIT	196,500	Balance Sheet Analysis	Liquidity Discount	20%-30%	Decrease

[1]
This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at June 30, 2019 is overnight and continuous.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

TAXES:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

CAPITAL GAINS TAXES:
The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

DISTRIBUTIONS:
The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling

52 | 2019 Semiannual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

DISTRIBUTIONS (continued):
average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 1,657,702 and 3,301,756 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2019 and the year ended December 31, 2018, respectively.
On July 5, 2018, the Fund completed a rights offering of Common Stock to its stockholders at the rate of one common share for each 10 rights held by stockholders of record on May 30, 2018. The rights offering resulted in the issuance of 7,120,544 common shares at a price of $15.33, and proceeds of $109,157,940 to the Fund prior to the deduction of expenses of $691,764. The net asset value per share of the Fund’s Common Stock was reduced by approximately $0.17 per share as a result of the issuance.

Borrowings:
The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 179-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding or as otherwise required by applicable regulatory standards and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.
As of June 30, 2019, the Fund has outstanding borrowings of $70,000,000. During the six months ended June 30, 2019, the Fund borrowed an average daily balance of $69,861,878 at a weighted average borrowing cost of 3.55%. The maximum amount outstanding during the six months ended June 30, 2019 was $70,000,000. As of June 30, 2019, the aggregate value of rehypothecated securities was $64,950,728. During the six months ended June 30, 2019, the Fund earned $156,197 in fees from rehypothecated securities.

2019 Semiannual Report to Stockholders | 53

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Investment Advisory Agreement:
As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).
The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
For the six rolling 60-month periods ended June 2019, the Fund’s investment performance ranged from 13% to 21% below the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $6,554,072 and a net downward adjustment of $3,277,035 for the performance of the Fund relative to that of the S&P 600. For the six months ended June 30, 2019, the Fund expensed Royce investment advisory fees totaling $3,277,037.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2019, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $229,508,474 and $276,574,442, respectively.
Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of her review to the Board of Directors. Cross trades for the six months ended June 30, 2019, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)

$20,443,210	$385,459	$54,372

Transactions in Affiliated Companies:
     An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund held the following positions in shares of such companies at June 30, 2019:

						CHANGE IN NET
						UNREALIZED
	SHARES	MARKET VALUE	COSTS OF	PROCEEDS	REALIZED	APPRECIATION	DIVIDEND	SHARES	MARKET VALUE
AFFILIATED COMPANY	12/31/18	12/31/18	PURCHASES	FROM SALES	GAIN (LOSS)	(DEPRECIATION)	INCOME	6/30/19	6/30/19

HG Holdings[1]	912,235	$392,261	$–	$464,067	$(2,022,091)	$2,093,897	$–

Houston Wire & Cable	877,363	4,439,457	–	–	–	157,925	–	877,363	4,597,382

Richardson Electronics	573,732	4,985,731	721,773	–	–	(1,723,244)	68,848	711,475	3,984,260

		$9,817,449			$(2,022,091)	$528,578	$68,848		$8,581,642

[1]Not an Affiliated Company at June 30, 2019.

Subsequent Events:
Subsequent events have been evaluated through the date the financial statements were issued.

54 | 2019 Semiannual Report to Stockholders

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]

Royce Global Value Trust
10/17/13	Initial Purchase	$8,975	$8.975	1,000	$9,780	$8,975

12/11/14	Distribution $0.15		7.970	19	9,426	8,193

12/10/15	Distribution $0.10		7.230	14	9,101	7,696

12/9/16	Distribution $0.14		7.940	18	10,111	8,446

12/12/17	Distribution $0.11		10.610	11	13,254	11,484

12/12/18	Distribution $0.04		8.500	5	11,118	9,475

6/30/19		$8,975		1,067	$13,252	$11,260

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500

10/28/94	Rights Offering	1,400	7.000	200

12/19/94	Distribution $0.05		6.750	9	9,163	8,462

12/7/95	Distribution $0.36		7.500	58	11,264	10,136

12/6/96	Distribution $0.80		7.625	133	13,132	11,550

12/5/97	Distribution $1.00		10.000	140	16,694	15,593

12/7/98	Distribution $0.29		8.625	52	16,016	14,129

12/6/99	Distribution $0.27		8.781	49	18,051	14,769

12/6/00	Distribution $1.72		8.469	333	20,016	17,026

12/6/01	Distribution $0.57		9.880	114	24,701	21,924

2002	Annual distribution total $0.80		9.518	180	21,297	19,142

2003	Annual distribution total $0.92		10.004	217	33,125	31,311

2004	Annual distribution total $1.33		13.350	257	39,320	41,788

2005	Annual distribution total $1.85		13.848	383	41,969	45,500

2006	Annual distribution total $1.55		14.246	354	51,385	57,647

2007	Annual distribution total $1.35		13.584	357	51,709	45,802

2008	Annual distribution total $1.19[3]		8.237	578	28,205	24,807

3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212

12/2/10	Distribution $0.08		9.400	40	53,094	45,884

2011	Annual distribution total $0.53[3]		8.773	289	49,014	43,596

2012	Annual distribution total $0.51		9.084	285	57,501	49,669

2013	Annual distribution total $1.38		11.864	630	83,110	74,222

2014	Annual distribution total $2.90		10.513	1,704	86,071	76,507

2015	Annual distribution total $1.26		7.974	1,256	75,987	64,222

2016	Annual distribution total $0.64		7.513	779	92,689	78,540

2017	Annual distribution total $0.69		8.746	783	109,076	98,254

2018	Annual distribution total $0.75		8.993	893	96,398	83,853

2019	Year-to-Date distribution total $0.35		8.274	483

6/30/19		$8,900		11,784	$109,827	$96,864

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.
[3]	Includes a return of capital.

2019 Semiannual Report to Stockholders | 55

History Since Inception (continued)

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]

Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000

10/15/87	Distribution $0.30		7.000	42

12/31/87	Distribution $0.22		7.125	32	8,578	7,250

12/27/88	Distribution $0.51		8.625	63	10,529	9,238

9/22/89	Rights Offering	405	9.000	45

12/29/89	Distribution $0.52		9.125	67	12,942	11,866

9/24/90	Rights Offering	457	7.375	62

12/31/90	Distribution $0.32		8.000	52	11,713	11,074

9/23/91	Rights Offering	638	9.375	68

12/31/91	Distribution $0.61		10.625	82	17,919	15,697

9/25/92	Rights Offering	825	11.000	75

12/31/92	Distribution $0.90		12.500	114	21,999	20,874

9/27/93	Rights Offering	1,469	13.000	113

12/31/93	Distribution $1.15		13.000	160	26,603	25,428

10/28/94	Rights Offering	1,103	11.250	98

12/19/94	Distribution $1.05		11.375	191	27,939	24,905

11/3/95	Rights Offering	1,425	12.500	114

12/7/95	Distribution $1.29		12.125	253	35,676	31,243

12/6/96	Distribution $1.15		12.250	247	41,213	36,335

1997	Annual distribution total $1.21		15.374	230	52,556	46,814

1998	Annual distribution total $1.54		14.311	347	54,313	47,506

1999	Annual distribution total $1.37		12.616	391	60,653	50,239

2000	Annual distribution total $1.48		13.972	424	70,711	61,648

2001	Annual distribution total $1.49		15.072	437	81,478	73,994

2002	Annual distribution total $1.51		14.903	494	68,770	68,927

1/28/03	Rights Offering	5,600	10.770	520

2003	Annual distribution total $1.30		14.582	516	106,216	107,339

2004	Annual distribution total $1.55		17.604	568	128,955	139,094

2005	Annual distribution total $1.61		18.739	604	139,808	148,773

2006	Annual distribution total $1.78		19.696	693	167,063	179,945

2007	Annual distribution total $1.85		19.687	787	175,469	165,158

2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435

3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669

12/2/10	Distribution $0.03		13.850	23	179,730	156,203

2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866

2012	Annual distribution total $0.80		13.063	714	186,540	162,556

2013	Annual distribution total $2.19[4]		16.647	1,658	250,219	220,474

2014	Annual distribution total $1.82		14.840	1,757	252,175	222,516

2015	Annual distribution total $1.24		12.725	1,565	231,781	201,185

2016	Annual distribution total $1.02		12.334	1,460	293,880	248,425

2017	Annual distribution total $1.16		14.841	1,495	350,840	324,176

2018	Distribution through 6/30/18 $0.59		15.962	748

2018	Rights Offering	31,289	15.330	2,041

2018	Distribution after 6/30/18 $0.67		12.706	1,168	329,589	283,259

2019	Year-to-Date distribution total $0.57		13.878	996

6/30/19		$53,211		25,001	$394,016	$348,014

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.
[3]	Includes a return of capital.
[4]	Includes Royce Global Value Trust spin-off of $1.40 per share.

56 | 2019 Semiannual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT and RMT shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser absorbed all commissions on optional cash purchases under the Plans through June 30, 2019.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT and RMT held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser absorbed all commissions on optional sales under the Plans through June 30, 2019. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

2019 Semiannual Report to Stockholders | 57

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Director1
Age: 79 | Number of Funds Overseen: 16 | Tenure: Since 1982
Non-Royce Directorships: Director of Oxford Square Capital Corp.
Principal Occupation(s) During Past Five Years: A member of the Board of Managers of Royce & Associates, LP (“Royce”), the Trust’s investment adviser; Chief Executive Officer (1972-June 2016), President (1972-June 2014) of Royce.

Christopher D. Clark, Director1, President
Age: 54 | Number of Funds Overseen: 16 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (Since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Director
Age: 70 | Number of Funds Overseen: 16 | Tenure: Since 2009
Non-Royce Directorships: Trustee of Voya Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Christopher C. Grisanti, Director
Age: 57 | Number of Funds Overseen: 16 | Tenure: Since 2017
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (since 1999). Mr. Grisanti’s prior business experience includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).

Stephen L. Isaacs, Director
Age: 79 | Number of Funds Overseen: 16 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Director
Age: 76 | Number of Funds Overseen: 36 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 20 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Director
Age: 79 | Number of Funds Overseen: 16 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Director
Age: 73 | Number of Funds Overseen: 36 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 20 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly Director of TICC Capital Corp (from 2003-2017): Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Director
Age: 61 | Number of Funds Overseen: 16 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 51 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 57 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 53 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 52 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer
Age: 59 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1]	Interested Director. Director will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

58 | 2019 Semiannual Report to Stockholders

Board Approval of Investment Advisory Agreements

At meetings held on June 4-5, 2019, the Funds’ respective Boards of Directors, including all of the non-interested directors, approved the continuation of investment advisory agreements (each, an “Investment Advisory Agreement” and collectively, the “Investment Advisory Agreements”) between Royce & Associates, LP (“R&A”) and each of Royce Value Trust, Inc., Royce Micro-Cap Trust, Inc., and Royce Global Value Trust, Inc. (each, a “Fund” and collectively, the “Funds”). In reaching these decisions, each Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Broadridge Financial Solutions, Inc. (“Broadridge”) using the database and methodology of Morningstar Associates, LLC (“Morningstar”) containing detailed investment advisory fee, expense ratio, and investment performance comparisons for the Funds with other funds in their respective “peer groups”, information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of each Board prepared by independent counsel to the non-interested directors. R&A also provided the directors with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, each Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, stockholder services, regulatory compliance, brokerage commissions and research, and brokerage and other execution products and services provided to the Funds. Each Board also considered other matters it deemed important to the approval process, such as allocation of brokerage commissions, “soft dollar” research services R&A receives and other direct and indirect benefits to R&A and its affiliates, from their relationship with the relevant Fund. The directors also met throughout the year with investment advisory personnel from R&A. Each Board also noted R&A’s efforts to provide enhanced analytical tools to its investment staff along with the ongoing meetings conducted by R&A’s Co-Chief Investment Officers with portfolio managers experiencing performance challenges in an attempt to address such challenges. Each Board, in its deliberations, recognized that, for many of the Funds’ stockholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund stockholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested directors received assistance and advice from, and met separately with, their independent counsel. While all three of the Investment Advisory Agreements were considered at the same Board meetings, the Boards dealt with each agreement separately. Among other factors, the directors considered the following:

The nature, extent and quality of services provided by R&A:
Each Board considered the following factors to be of fundamental importance to its consideration of whether to approve the continuance of the Investment Advisory Agreement: (i) R&A’s more than 40 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing the Funds and open-end mutual funds over more than 40 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on stockholder interests as exemplified by expansive stockholder reporting and communications. The Boards also noted that R&A’s compensation policy arrangements strongly encourage portfolio manager investment in each Fund that they manage. Each Board reviewed the services that R&A provides to each Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. Each Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between the Funds and R&A. Each Board determined that the services to be provided to each Fund by R&A would be the same as those that it previously provided to the relevant Fund. The Boards also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, each Board noted R&A’s ability to attract and retain qualified and experienced personnel. The directors concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for the Funds.

Investment performance of the Funds and R&A:
Although the registered investment companies managed by R&A currently span a wider risk spectrum than they have historically, R&A generally emphasizes a risk-averse approach to investing. In light of that approach, each Board believes that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the Boards use in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a Fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a Fund’s historical risk-adjusted performance. The Boards attach primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years. It was noted, however, that Royce Global Value Trust, Inc. (“RGT”) had less than ten full calendar years of performance because its inception date was October 18, 2013.
     The Boards noted that 2018 proved to be a turbulent year for financial markets in general and for the small-cap equity market in particular. For much of 2018, the small-cap market experienced positive returns and low volatility, with the Russell 2000 Index reaching an all-time high on August 31, 2018. Small-cap markets then experienced declines along with increased volatility from September through mid-December. Those declines accelerated from mid-December through the end of 2018. Overall, the Russell 2000 Index declined 11.01% in 2018. Within the small-cap market, the Boards noted that value stocks beat growth stocks, dividend payers outperformed non-dividend payers, earners held up better than non-earners, and defensive stocks outpaced cyclical stocks in 2018. It was noted that Royce Value Trust, Inc. (“RVT”) ranked within the 4th Sharpe Ratio quartile and the 1st Sharpe Ratio quartile in its Morningstar category for the 1-year period and the 3-year period, respectively, ended December 31, 2018. It was further noted that Royce Micro-Cap Trust, Inc. (“RMT”) ranked within the 3rd Sharpe Ratio quartile and the 1st Sharpe Ratio quartile in its Morningstar category for the 1-year period and the 3-year period, respectively, ended December 31, 2018. The Boards noted that the last few years have been marked by increased return dispersion, declining correlation, and a steepening yield curve. While not dispositive, the directors noted that such improved relative risk-adjusted performance for RVT and RGT during the more historically customary market environment that has recently prevailed was also not insignificant.
     The RVT Board noted that RVT ranked within the 3rd Sharpe Ratio quartile and the 4th Sharpe Ratio quartile in its Morningstar category for the 5-year period and the 10-year period, respectively, ended December 31, 2018. The RMT Board further noted that RMT ranked within the 4th Sharpe Ratio quartile and the 3rd Sharpe Ratio quartile in its Morningstar category for the 5-year period and the 10-year period, respectively, ended December 31, 2018. This post-2008 market period was marked by historically low interest rates and significant U.S. Federal Reserve market intervention. During this period, highly leveraged, non-earning companies and yield-oriented securities (e.g., master limited partnerships, real estate investment trusts, and utilities) generally outperformed the higher quality companies (e.g., those with solid balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital) and cyclical companies generally favored by RVT and RMT. The directors also noted, however, that the relative performance for RVT and RMT during the more historically customary market cycle preceding the 2008 financial crisis was quite strong. In addition, the use of leverage by RVT and RMT through preferred stock (prior to

2019 Semiannual Report to Stockholders | 59

Board Approval of Investment Advisory Agreements

November 15, 2012) and borrowings resulted in higher volatility and worse down market performance.
     The RGT Board noted that RGT had less than ten full calendar years of performance because its inception date was October 18, 2013 and that RGT had been subject to the same market forces as RVT and RMT during RGT’s years of operation. Using data provided by Broadridge, the Sharpe Ratio for RGT placed in the 3rd, 2nd, and 3rd quartiles within the Morningstar World Small/Mid Stock category for the 1-year, 3-year, and 5-year periods, respectively, ended December 31, 2018.
     In addition to each Fund’s risk–adjusted performance, the Boards also reviewed and considered the absolute total returns and down market performance for each Fund and the long-term performance records of each of RVT and RMT for periods of 10 years and longer. The Boards further noted that R&A manages a number of funds that invest in micro-cap, small-cap, and mid-cap issuers, many of which had outperformed their benchmark indexes and their competitors during the periods prior to the U.S. Federal Reserve’s near zero interest rate policy and related market interventions and more recently as noted above. Although each Board recognized that past performance is not necessarily an indicator of future results, it found that R&A had the necessary qualifications, experience and track record in managing micro-cap, small-cap, and mid-cap securities to manage the relevant Fund. Each Board determined that R&A continued to be an appropriate investment adviser for the relevant Fund and concluded that the relevant Fund’s performance supported the approval of the continuance of its Investment Advisory Agreement.

Cost of the services provided and profits realized by R&A from its relationship with the Funds:
Each Board considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, each Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that R&A’s allocations were reasonable. The directors concluded that R&A’s profits during the year ended December 31, 2018 in respect of the Funds were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale:
Each Board considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Each Board noted the time and effort involved in managing portfolios of micro-, small- and mid-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The directors noted that, as closed-end funds, the Funds generally would not be expected to have significant inflows of capital that might produce increasing economies of scale. Each Board concluded that the current fee structure for each Fund was reasonable, that stockholders sufficiently participated in economies of scale and that no changes were currently necessary.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients:
Each Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The Boards noted that the effective investment advisory fee rate for RVT and RMT was lower than the median of its Broadridge-assigned peers while the effective investment advisory fee rate for RGT was higher than the median of its Broadridge-assigned peers. Each Board further noted the importance of the net expense ratio in measuring a Fund’s efficiency, particularly in light of the variations in the mutual fund industry as to which entity is responsible for particular types of expenses.
     In the case of RVT, its Board noted that it had a 1.00% basic fee that is subject to adjustment up or down (up to 0.50% in either direction) based on its performance versus the S&P 600 SmallCap Index over a rolling period of 60 months. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. The Board determined that the performance adjustment feature continued to serve as an appropriate incentive to R&A to manage RVT for the benefit of its long-term common stockholders. The Board also noted that the fee arrangement, which also includes a provision for no fee in periods where RVT’s trailing three-year performance is negative, requires R&A to measure RVT’s performance monthly against the S&P 600, an unmanaged index. Instead of receiving a set fee regardless of its performance, R&A is penalized for poor performance. The Board noted that RVT’s net expense ratio of 0.63% placed it in the 1st quartile within its Broadridge-assigned peer group for 2018. In the case of RMT, the Board noted that it also had a 1.00% basic fee subject to adjustment up or down based on its performance versus the Russell 2000 Index over a rolling 36 month period. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. The Board determined that the performance adjustment feature continued to serve as an incentive to R&A to manage RMT for the benefit of its long-term common stockholders. The Board noted that RMT’s net expense ratio of 1.35% placed it in the 4th quartile within its Broadridge-assigned peer group for 2018. The directors further noted that RMT’s net expense ratio was only 7 basis points higher than the median of its Broadridge-assigned peer group and 6 basis points lower than the average expense ratio for the 35 non-institutional, non-ETF domestic funds with weighted average market capitalizations of less than $1 billion within the Morningstar database. Finally, in the case of RGT, the Board noted that its net expense ratio of 1.74% placed it in the 4th quartile within its Broadridge-assigned peer group for 2018, 24 basis points above its Broadridge-assigned peer group median. The directors also noted that: (i) a reduced contractual investment advisory fee rate for RGT went into effect on January 1, 2019 and (ii) had such reduced contractual investment advisory fee rate gone into effect on January 1, 2018, RGT’s pro-forma net expense ratio of 1.49% would have been 1 basis point lower than that of its Broadridge-assigned peer group median.
     The Boards also noted that R&A manages the Funds in an active fashion. The industry accepted metric for measuring how actively an equity portfolio is managed is called “active share.” In particular, active share measures how much the holdings of an equity portfolio differ from the holdings of its appropriate passive benchmark index. At the extremes, a portfolio with no holdings in common with the benchmark would have 100% active share, while a portfolio that is identical to the benchmark would have 0% active share. R&A presented several analyses to the Boards which demonstrated that mutual funds with high active share scores had higher expense ratios than mutual funds with lower active share scores due to the resources required for the active management of those funds. The Boards noted that the active shares for RVT, RMT, and RGT were 91%, 94%, and 97%, respectively, for the calendar year ended December 31, 2018.
     Each Board also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, the base investment advisory fee for RVT and RMT and the advisory fee for RGT compared favorably to the investment advisory fees charged to those other accounts.
     No single factor was cited as determinative to the decision of the directors. Rather, after weighing all of the considerations and conclusions discussed above, each entire Board, including all of the non-interested directors, approved the continuation of the relevant Investment Advisory Agreement, concluding that the continuation of such agreements was in the best interest of the stockholders of the respective Funds and that each Fund’s investment advisory fee rate was reasonable in relation to the services provided.

60 | 2019 Semiannual Report to Stockholders

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2019, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2019 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.
     Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
     All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded companies in the Russell 3000 Index. The S&P 600 is an index of U.S. small-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments.
     The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. For the Morningstar Small Blend Category: © 2019 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

     This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2019. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.
     Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications
As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2016, filed with the Securities and Exchange Commission.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Disclosure of Portfolio Holdings
The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

2019 Semiannual Report to Stockholders | 61

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Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not applicable to this semi-annual report.

Item 6. Investments.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE MICRO-CAP TRUST, INC.

BY: /s/ Christopher D. Clark

Christopher D. Clark

President

Date: August 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE MICRO-CAP TRUST, INC.	ROYCE MICRO-CAP TRUST, INC.
BY: /s/ Christopher D. Clark Christopher D. Clark President	BY: /s/ Peter K. Hoglund Peter K. Hoglund Chief Financial Officer
Date: August 28, 2019	Date: August 28, 2019